Exhibit 4.24

A320neo FAMILY

PURCHASE AGREEMENT

AMONG

AIRBUS S.A.S.

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA,

and

GRUPO TACA HOLDINGS S.A.

Execution Version

Reference : CT1307579

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION

1	SALE, PURCHASE AND AGENCY

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVES SERVICES

16	TRAINING SUPPORT AND SERVICES

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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CONTENTS

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B	PART 1 - FORM OF SPECIFICATION CHANGE NOTICE

Exhibit B	PART 2 - FORM OF A MANUFACTURER SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 - SELLER PRICE REVISION FORMULA

PART 2 - PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ON LINE SERVICES

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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This A320neo Family Purchase Agreement (the “Agreement”) is made on April 30th, 2015,

among

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

(i)	AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA, a company created and existing under the laws of Colombia having its registered office at Avenida Calle 26 No. 59-15 Bogota, Colombia (“Avianca”);

(ii)	GRUPO TACA HOLDINGS LIMITED, a company created and existing under the laws of the Commonwealth of the Bahamas and having its principal office at Winterbotham Place, Marlborough and Queen Streets. P.O. Box N-3026 Nassau, the Bahamas (“GTH”); and

Avianca and GTH being hereinafter together jointly and severally referred to as the “Buyer”.

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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0	DEFINITIONS

For all purposes of this Agreement, except as otherwise expressly provided, the following terms will have the following meanings:

2011 Agreement	The purchase agreement between Avianca Holdings and the Seller, dated December 27, 2011, as subsequently amended assumed and partially assigned to the Buyer

A319 Aircraft	An Airbus A319neo aircraft delivered or to be delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed in or on the Aircraft on Delivery

A319 Standard Specification	The A319-100N standard specification document [***], published by the Seller, a copy of which is annexed to Exhibit A

A319 Specification	The A319 Standard Specification as amended by the Specification Change Notices (“SCN”) listed in Part 1 of Appendix 3; and as may be further amended pursuant to Clause 2.2

A320 Aircraft	An Airbus A320neo aircraft delivered or to be delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed in or on the Aircraft on Delivery

A320 Standard Specification	The A320-200N standard specification document [***], published by the Seller, a copy of which is annexed to Exhibit A;

A320 Specification	The A320 Standard Specification as amended by the Specification Change Notices (“SCN”) listed in Part 2 of Appendix 3; and as may be further amended pursuant to Clause 2.2

A321 Aircraft	An Airbus A321neo aircraft delivered or to be delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed in or on the Aircraft on Delivery

A321 Standard Specification	the A321-200N standard specification document [***], published by the Seller, a copy of which is annexed to Exhibit A

A321 Specification	The A321 Standard Specification as amended by the Specification Change Notices (“SCN”) listed in Part 3 of

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Appendix 3; and as may be further amended pursuant to Clause 2.2

Affiliate	With respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity

AirbusWorld	As defined in in Clause 14.10.1

Aircraft	Individually or collectively the A319 Aircraft, the A320 Aircraft and/or the A321 Aircraft purchased or to be purchased under this Agreement

Aircraft Training Services	means all training courses, flight training, line training, flight assistance, line assistance, maintenance support, maintenance training (including Practical Training) or training support performed on Aircraft and provided to the Buyer pursuant to this Agreement

Aircraft Type	With respect to any one Aircraft, its type: either A319, A320 or A321, as set forth in Clause 9.1.1

Airframe	Any Aircraft, excluding the Propulsion Systems therefor

Airframe Price Revision Formula	As set forth in Part 1 of Exhibit C

Air N@v Family	As set forth in Clause 14.9.1

AOG	As set forth in Clause 15.1.4

Authorized Officer	As set forth in Clause 20.6

Avianca Holdings	The Buyer’s Affiliate AVIANCA HOLDINGS S.A., legal successor of AviancaTaca Holding S.A., a company created and existing under the laws of Panama having its registered office at Aquilino de la Guardia Calle No. 8, Ciudad de Panamá, República de Panamá.

Aviation Authority	When used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction

Balance of the Final Price	As set forth in Clause 5.4

[***] Base Price	As set forth in Clause 3.1 with respect to any Aircraft, Airframe, SCNs or Propulsion Systems

Bill of Sale	As set forth in Clause 9.2.2

Business Day	With respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the [***] Buyer Furnished Equipment or BFE as set forth in Clause 18.1.1

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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BFE Data	As set forth in Clause 14.3.2.1

Buyer’s Inspectors	As set forth in Clause 6.2.1

Certificate	As set forth in Clause 16.4.4

Certificate of Acceptance	As set forth in Clause 8.3

CFM	The Propulsion Systems Manufacturer CFM INTERNATIONAL

CFM Price Revision Formula	Price revision formula applicable to the Reference Price of CFM Propulsion Systems, as set forth in Part 2 of Exhibit C

Change in Law	As set forth in Clause 7.3.1

Clause 19 Indemnitee	As set forth in Clause 19.3

Clause 19 Indemnitor	As set forth in Clause 19.3

COC Data	As set forth in Clause 14.8

Commitment Fee	As set forth in Clause 5.2

Contractual Definition Freeze or CDF	As set forth in Clause 2.4.2

Customization Milestones Chart	As set forth in 2.4.1

Declaration of Design and Performance or DDP	The documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery	As set forth in Clause 9.2.2

Delivery Date	The date on which Delivery occurs

Delivery Location	The facilities of the Seller at the location of final assembly of the Aircraft in Europe, the United States [***] Delivery Period As set forth in Clause 11.1

Development Changes	As set forth in Clause 2.2.2

EASA	European Aviation Safety Agency or any successor thereto

Excusable Delay	As set forth in Clause 10.1

Export Certificate of Airworthiness	An export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA	The U.S. Federal Aviation Administration, or any successor thereto

Failure	As set forth in Clause 12.2.1

Final Price	As set forth in Clause 3.2

Fleet Serial Number	As set forth in Clause 14.2.1

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Goods and Services	Any goods and services that may be purchased by the Buyer from the Seller or its designee, excluding the Aircraft or any other aircraft

Ground Training Services-	All training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services

In-house Warranty	As set forth in Clause 12.1.7.1

In-house Warranty Labor Rate	As set forth in Clause 12.1.7.5

Interface Problem	As set forth in Clause 12.4.1 of this Agreement

Item	As set forth in Clause 12.2.1

Losses	As set forth in Clause 19.1

Manufacture Facilities	The various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled

Manufacturer Specification Change Notice (MSCN)	As set forth in Clause 2.2.2.1

Material	As set forth in Clause 1.2 of Exhibit H

NFF	As set forth in Clause 12.1.6.7

Non-Excusable Delay	As set forth in Clause 11.1

Other Items	As set forth in Clause 13.1.3

Paris Convention	As set forth in Clause 13.1.1.(ii).(2)

PEP	As set forth in Clause 14.13.1

Practical Training	As set forth in Clause 16.8.2

Predelivery Payment or PDP	Any of the payments determined in accordance with Clause 5.3

Predelivery Payment Reference Price or PDPRP	As set forth in Clause 5.3.1

Propulsion Systems	As set forth in Clause 2.3

Propulsion Systems Base Price	As defined in Clause 3.1.2

Propulsion Systems Manufacturer	The manufacturer of the Propulsion Systems as set forth in Clause 2.3

Propulsion Systems Price Revision Formula	The PW Price Revision Formula or the CFM Price Revision Formula, as applicable

PW	The Propulsion Systems Manufacturer PRATT & WITHNEY

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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PW Price Revision Formula	Price revision formula applicable to the Reference Price of PW Propulsion Systems, as set forth in Part 3 of Exhibit C

Ready for Delivery	With respect to any Aircraft, the time when (i) the Technical Acceptance Process has been completed in accordance with Clause 8 and (ii) all technical conditions required for the issuance of the Export Certificate of Airworthiness have been satisfied

Reference Price	The Reference Price of a set of Propulsion Systems as set out in Part 2 or Part 3 of Exhibit C, as applicable

Revision Service Period	As set forth in Clause 14.5

Scheduled Delivery Month	As set forth in Clause 9.1.2

Scheduled Delivery Period	as defined in Clause 9.1.1

Scheduled Delivery Quarter	As set forth in Clause 9.1.2

Seller’s Representatives	The representatives of the Seller referred to in Clause 15

Seller’s Representatives Services	The service provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.4

Seller Service Life Policy	As set forth in Clause 12.2

Seller’s Training Center	As set forth in Clause 16.3.1

Spare Parts	The items of equipment and material that may be provided pursuant to Exhibit H

Specification	With respect to A319 Aircraft, A320 Aircraft and A321 Aircraft, respectively the A319 Specification, the A320 Specification and the A321 Specification

Specification Change Notice or SCN	As set forth in Clause 2.2.1

Standard Specification	With respect to A319 Aircraft, A320 Aircraft and A321 Aircraft, respectively the A319 Standard Specification, the A320 Standard Specification and the A321 Standard Specification

Subsidiary	When in relation to the Buyer, any corporation or company that is partially or wholly owned or controlled by Avianca Holdings; when in relation to the Seller, any corporation or company that is partially or wholly owned or controlled by the Seller

Supplier	Any supplier of Supplier Parts

Supplier Part	As set forth in Clause 12.3.1.2

Supplier Product Support Agreement	As set forth in Clause 12.3.1.3.

Technical Acceptance Process	As set forth in Clause 8.1.1

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Technical Acceptance Flight	As set forth in Clause 8.1.2

Technical Data	As set forth in Clause 14.1

Termination	As set forth in Clause 20.2

Termination Event	As set forth in Clause 20.1

Third Party Entity	As set forth in Clause 12.8

Total Loss	As set forth in Clause 10.4

Training Conference	As set forth in Clause 16.1.3

Training Course Catalogue	As set forth in Clause 16.4.1

Type Certificate	As set forth in Clause 7.1

USD	United States Dollar

Warranty Claim	As set forth in Clause 12.1.5

Warranted Part	As set forth in Clause 12.1.1

Warranty Period	As set forth in Clause 12.1.3

The definition of a singular in this Clause 0 will apply to plurals of the same words and vice versa.

References in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

Each agreement defined in this Clause 0 will include all appendixes, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.

References to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

The term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods.

The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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1	SALE, PURCHASE AND AGENCY

1.1	SALE AND PURCHASE

•	The Seller shall sell and deliver to the Buyer, and the Buyer shall purchase and take delivery of one hundred thirty three (133) Aircraft from the Seller on the applicable Delivery Date at the Delivery Location, subject to the terms and conditions contained in this Agreement.

•	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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2	SPECIFICATION

2.1	Aircraft Specification

2.1.1	A319 Aircraft shall be manufactured in accordance with the A319 Specification;

A320 Aircraft shall be manufactured in accordance with the A320 Specification;

A321 Aircraft shall be manufactured in accordance with the A321 Specification.

2.1.2	Part [***], Part [***] and Part [***] of Appendix 3 shall include SCNs to increase the design weights set forth in the applicable Standard Specification to at least the design weights (Maximum Take-off Weight (“MTOW”) Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) set forth in the table below:

	MTOW	MLW	MZFW
A319 Aircraft	[***]	[***]	[***]
A320 Aircraft	[***]	[***]	[***]
A321 Aircraft	[***]	[***]	[***]

2.1.3	[***] 2.2 Specification Amendment

The Specification may be further amended following the execution of the Agreement in accordance with the terms of this Clause 2.2

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN). Each SCN shall be substantially in the form set out in Part [***] of Appendix B, and shall set out the SCN’s Aircraft embodiment rank and shall also set forth, in detail, the particular change to be made to the [***]. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with the Agreement (“Development Changes”), as set forth in this Clause 2.2.2.

2.2.2.1	Manufacturer Specification Changes Notices

2.2.2.1.1

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B hereto and shall set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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performance, weight, Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

2.2.2.1.2	Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1 above, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.2.2.3	[***].

2.2.2.4	The Seller shall provide the Buyer with a milestone chart reflecting, in terms of minimum lead-times prior to delivery of the first Aircraft of a type, the dates when a mutual agreement shall be reached by way of execution of an SCN to integrate the Buyer specific features into the industrial process.

2.3	Propulsion Systems

2.3.1	The Airframe shall be equipped with either (i) a set of two (2) CFM INTERNATIONAL (“CFM”) LEAP Propulsion Systems or (ii) a set of two (2) PRATT & WHITNEY (“PW”) PW1100G-JM Propulsion Systems (the “Propulsion Systems”), as detailed below:

Aircraft	CFM	PW
A319 Aircraft	LEAP[***]	PW[***]
A320 Aircraft	LEAP[***]	PW[***]
A321 Aircraft	LEAP[***]	PW[***]

AET means Airbus Equivalent Thrust

2.3.2	Propulsions Systems shall be selected not later than [***] prior to the [***] of the Scheduled Delivery Period of the first Aircraft.

2.4	Milestones

2.4.1	Customization Milestones Chart

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the first Aircraft of each type, SCNs must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

2.5	Propulsion Systems and BFE Concessions

Concessions which may be provided by the applicable Propulsion Systems Manufacturer and BFE Suppliers shall be negotiated directly between the Buyer and such Propulsion Systems Manufacturer and BFE Suppliers.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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3	PRICES

3.1	Base Price of the Aircraft

The Base Price of each Aircraft is the sum of:

(i)	the Base Price of the Airframe as defined in Clause 3.1.1 below, and

(ii)	the Base Price of the Propulsion Systems as defined in Clause 3.1.2 below.

3.1.1	Base Price of the Airframe

The Base Price of the Airframe is the sum of the following base prices:

(i)	the base price of the Airframe as defined in the Standard Specification, excluding BFE, but including the increased design weights set forth in Clause 2.1.2, which is

USD [***] for an A319 Aircraft

([***]USD);

USD [***] for an A320 Aircraft

([***]);

USD [***] for an A321 Aircraft

([***]USD); and

(ii)	the agreed price for the Specification Change Notices (SCNs) listed in Part [***], Part [***] or Part [***] of Appendix 3, as applicable, [***], which is respectively:

USD [***] for an A319 Aircraft

([***]USD)

USD [***] for an A320 Aircraft

([***]USD)

USD [***] for an A321 Aircraft

([***]USD)

and

(iii)	the base price of the master charge, which is applicable if CFM LEAP Propulsion Systems are selected (the “Master Charge”), which is:

USD [***] ([***]USD)

The Base Price of the Airframe has been established in accordance with the [***] and corresponding to a theoretical delivery [***] (the “Base Period”) and is subject to adjustment in accordance with the Airframe Price Revision Formula.

3.1.2	Base Price of the Propulsion Systems

3.1.2.1	The Base Prices for a set of two (2) CFM Propulsion Systems are:

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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CFM LEAP-[***]	USD [***] ([***]USD)
CFM LEAP-[***]:	[***] ([***]USD)
CFM LEAP[***]:	USD [***] ([***]USD)
CFM LEAP[***]:	USD [***] ([***]USD)

These Base Prices have been established in accordance with the delivery conditions prevailing in [***] and have been calculated from the Reference Prices of the Propulsion Systems indicated by CFM as set forth in Part [***] of Exhibit C.

3.1.2.2	The Base Prices for a set of two (2) PW Propulsion Systems are:

PW[***]:	USD [***] ([***]USD)
PW[***]:	USD [***] ([***] USD)
PW[***]:	USD [***] ([***] USD)
PW[***]:	USD [***] ([***] USD)
PW[***]:	USD [***] ([***]USD)

These Base Prices have been established in accordance with the delivery conditions prevailing in [***] and have been [***] of the Propulsion Systems indicated by PW as set forth in Part 3 of Exhibit C.

3.1.2.3.	It is understood that the above-mentioned Base Prices as well as the Propulsion Systems Manufacturer Price Revision Formulas are based upon information received from the respective Propulsion Systems Manufacturers and remain subject to any modification that might be imposed by the Propulsion Systems Manufacturers on the Seller and/or the Buyer.

3.2	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the relevant Base Price of the Airframe as revised as of the Delivery Date in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Base Price of the Airframe as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as adjusted to the Delivery Date in accordance with Clause 4.1; plus

(iii)	[***]

(iv)	the applicable Propulsion Systems’ Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(v)	the aggregate of all the prices of SCNs or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

(vi)	any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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4	PRICE REVISION

4.1	Airframe Price Revision Formula

The Base Price of the Airframe is subject to revision up to and including the Delivery Date in accordance with the Airframe Price Revision Formula.

4.2	Propulsion Systems Price Revision

4.2.1	The Propulsion Systems Reference Price is subject to revision up to and including the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula.

4.2.2	The Propulsion Systems Reference Prices, the prices of any related equipment, the Propulsion Systems designation(s) and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturers and are subject to amendment by the Propulsion Systems Manufacturers at any time prior to Delivery. If a Propulsion Systems Manufacturer makes any such amendment, the amendment shall be deemed to be automatically incorporated into this Agreement and the Propulsion Systems Reference Prices, the prices of the related equipment, the Propulsion Systems designation(s) and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from a Propulsion Systems Manufacturer.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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5	PAYMENT TERMS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments (PDPs), the Balance of the Final Price and any other amount due by the Buyer to the following account of the Seller:

Beneficiary Name:	AIRBUS
Account identification:	[***]
Bank:	[***] SWIFT: [***]
ABA: [***]

or to such other account as may be designated by the Seller.

5.2	Commitment Fee

The Seller acknowledges that it has received from the Buyer the sum of [***] USD (USD [***]), which represents a non-refundable commitment fee of [***] USD (USD [***]) (the “Commitment Fee”) [***]. The Commitment Fee shall be credited against the Predelivery Payment [***] upon execution of this Agreement.

5.3	Predelivery Payments

5.3.1	The Buyer shall pay Predelivery Payments to the Seller *** of each Aircraft. *** of an Aircraft scheduled for Delivery in a year T is determined by the following formula:

[***]

5.3.2	Such Predelivery Payments shall be made in accordance with the following schedule:

PDP number	Due date	Amount
(1)	[***]	[***]
(2)	[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

5.3.3	The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation [***] to deduct an amount equal to such Predelivery Payment from the Final Price of an Aircraft when calculating the Balance of the Final Price of such Aircraft . The Seller shall be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

5.3.4	[***]

5.3.5	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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5.4	Balance of the Final Price

5.4.1	For each Aircraft, the Buyer shall pay to the Seller at the time set forth in Clause 9.2.1. an amount equal to (a) the Final Price less (b) the amount of Predelivery Payments received by the Seller for such Aircraft on or before the Delivery Date (the “Balance of the Final Price”).

5.4.2	The Seller’s receipt of the full amount of all PDPs and the Balance of the Final Price and any other amounts due under the Agreement, are a condition precedent to the Seller’s obligation to deliver such Aircraft.

5.5	Other Charges

Unless expressly stipulated otherwise, any other amounts due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of the Final Price or, if invoiced after the Delivery Date, within [***] after the invoice date.

5.6	Method of Payment; Payment in Full

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction, recoupment or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Overdue Payments

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, Commitment Fee for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received on the due date, without prejudice to the Seller’s other rights under this Agreement and at law, [***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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5.8	Taxes

5.8.1	The amounts stated in this Agreement to be payable by [***]

5.8.2	[***] shall pay all other taxes, duties or similar charges of any nature [***].

5.8.3	[***] shall bear the costs of and pay any and all taxes, duties or similar charges of any nature [***]

5.9	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Set-Off

The Seller may set-off any matured obligation owed by the Buyer to the Seller and/[***]

5.11	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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6	MANUFACTURE PROCEDURE—INSPECTION

6.1	Manufacture Procedures

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

[***].

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorized representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe (each an “Inspection”) on the following terms and conditions;

(i)	any Inspection shall be conducted pursuant to the Seller’s system of inspection and the relevant Airbus procedures, as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the Inspection;

(iii)	any Inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of the relevant inspection department personnel of the Seller, [***];

(iv)	the Inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such Inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the Inspections, and starting from a mutually agreed date until the Delivery Date, the Seller shall [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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7	CERTIFICATION

Except as set forth in this Clause 7, the Seller shall not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft has been type certificated under EASA procedures for certification in the transport category. The Seller shall obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

[***] the Aircraft shall be delivered to the Buyer with an Export Certificate of Airworthiness and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller shall have no obligation to make and shall not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller shall provide such data or implement the required modification to the data, in either case, at the Buyer’s cost.

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller shall make the required modification and the parties hereto shall sign an SCN or MSCN in connection with such modification.

7.3.2	The Seller shall as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the required modifications referred to in Clause 7.3.1 shall be:

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date no fewer than [***] after the date of the Seller’s notice under Clause 9.1.3

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller, and

(iv)	include a technical acceptance flight that [***] (the “Technical Acceptance Flight”).

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	shall comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process [***], and

(ii)	may have [***] of its representatives (no more [***] of whom shall have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted that the Technical Acceptance Process has been satisfactorily completed, in all respects.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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8.3	Certificate of Acceptance

Following completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	[***]

8.5	Aircraft Utilization

The Seller shall, without payment or other liability, be entitled to use the Aircraft before Delivery as may be necessary to obtain the certificates required under Clause 7. Such use shall not relieve the Buyer of or otherwise in any manner affect its obligation to accept Delivery hereunder.

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10, 11 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following scheduled delivery period (the “Scheduled Delivery Period”):

Aircraft Number	Aircraft Type	Scheduled Delivery Period
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32	[***]	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100 101 102 103 104 105 106 107 108 109 110 111 112 113 114 115

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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116 117 118 119 120 121 122 123 124 125 126 127 128 129 130 131 132 133

9.1.2	When a Scheduled Delivery Period of an Aircraft is a month, such month shall be, with respect to such Aircraft, the “Scheduled Delivery Month”.

[***]	For the purpose of Clause 5.3 of the Agreement, until a Scheduled Delivery Month has been notified pursuant to [***] above, the Scheduled Delivery Month of an Aircraft shall be deemed (a) the [***] month of its Scheduled Delivery Period when such Scheduled Delivery Period is a [***], and (b) the [***] month of its Scheduled Delivery Period when such Scheduled Delivery Period is a [***].

9.1.3	[***].

9.2	Delivery Process

9.2.1	The Buyer shall, within [***] days after the date on which the Aircraft is Ready for Delivery, sign the Certificate of Acceptance, pay the Balance of the Final Price, send its representatives to the Delivery Location, take Delivery of the Aircraft and fly the Aircraft away from the Delivery Location.

9.2.2

The Seller shall deliver and transfer title to the Aircraft to the Buyer free and clear of all liens, claims, charges, security interests and all encumbrances of any kind whatsoever (except for any liens or encumbrances created by or on behalf of the Buyer) provided that (i) the Balance of the Final Price and any other amounts due under this Agreement have been paid by the Buyer to the Seller, (ii) the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft shall pass to the Buyer at Delivery.

Delivery (“Delivery”) shall be deemed to have occurred when (i) and (ii) above have occurred and the Seller has provided the Buyer with the Bill of Sale.

9.2.3.1	Should the Buyer fail, within the period specified in Clause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller ; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft;

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 and the Seller’s other rights under this Agreement or at law (a) the Seller shall retain title to the Aircraft and (b) the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

9.2.3.2	Should the Buyer fail to fly the Aircraft away as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Clause 9.2.3.1 (b) shall apply.

9.3	Fly away

9.3.1	The Buyer and the Seller shall cooperate to obtain any licenses which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by the Seller in performance of this Agreement and that the Scheduled Delivery Periods or Scheduled Delivery Months, as applicable, are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labor disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts, any delay caused directly or indirectly by the action or inaction of the Buyer and any delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to the Propulsion Systems or Buyer Furnished Equipment. Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of [***] then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within [***] provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2

If the Seller concludes that the Delivery of any Aircraft will be delayed [***] due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within [***].

10.3.3	If this Agreement shall not have been terminated with respect to the delayed Aircraft during [***], then

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within [***] of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month is to a month [***] the last day of the original Scheduled Delivery Month then [***] unless:

(i)	the Buyer notifies the Seller within [***] of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that was subject to such Total Loss.

10.5	[***]

10.6	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within [***] (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss (a “Non-Excusable Delay”), then the Buyer shall have the right to claim, and the Seller shall pay [***].

[***].

The Buyer’s right [***] in respect of any Aircraft is conditional upon the Buyer submitting a claim in respect of [***] in writing to the Seller [***]

11.2	Renegotiation

If, as a result of a Non-Excusable Delay, Delivery does not occur within [***] the Buyer shall have the right, exercisable by written notice to the Seller [***], to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation shall not prejudice the Buyer’s right [***] in accordance with Clause 11.1.

11.3	Termination

If, as a result of a Non-Excusable Delay, Delivery does not occur [***] and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.2, then both parties shall have the right exercisable by written notice to the other party, given [***], to terminate this Agreement in respect of the affected Aircraft. In the event of termination [***].

11.4	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates or approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within [***] (the “Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2	In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that the Seller shall not be responsible, nor be deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(ii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller [***] incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	the reimbursement [***] for any inspections performed [***],

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(iii)	the labor rate for the reimbursement shall be the Inhouse Warranty Labor Rate, and

(iv)	[***].

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim [***];

(iii)	the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

12.1.6	Warranty Administration

The warranties set forth in this Clause 12.1 shall be administered as hereinafter provided for in this Clause 12.1.6.

12.1.6.1	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller and shall be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer.

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, [***]

12.1.6.4	On Aircraft Work by the Seller

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs [***].

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

12.1.6.6	Replacements

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)	[***];

(ii)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

Replaced components, equipment, accessories or parts will become the Seller’s property.

12.1.6.7	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. [***].

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts:

(i)	provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars [***] (US$ [***]). The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization;

(ii)	provided adequate facilities and qualified personnel are available to the Buyer;

(iii)	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(iv)	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller shall have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

•	part numbers,

•	serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

•	total price of parts,

(c)	detailed number of labor hours,

(d)	Inhouse Warranty Labor Rate,

(e)	total claim value.

12.1.7.5	Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be the credit to the Buyer’s account of an amount [***]12.1.7.6 Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of [***]of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12.1.7.7	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of [***]. Such parts shall be returned to the Seller within [***].

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall [***], in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be[***].

If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.11	DISCLAIMER OF SELLER LIABILITY

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined hereinbelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit F;

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

[***]the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has completed [***]flying hours [***]flight cycles or [***] after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either :

•	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

•	replace such Item.

12.2.3	Seller’s Participation in the Costs

[***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller;

(v)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within [***]after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit [***]. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5

THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO FURNISH ONLY THOSE CORRECTIONS TO THE ITEMS OR PROVIDE REPLACEMENTS THEREFOR AS

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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PROVIDED FOR IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE A CREDIT FOR GOODS AND SERVICES (NOT INCLUDING AIRCRAFT), LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. [***] THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3	Supplier Warranties and Service Life Policies

Prior to or at Delivery of the first Aircraft, the Seller shall provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with [***] 12.3.2.2 In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with [***].

12.3.2.3	[***].

12.4	Interface Commitment

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the affected Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which shall not be unreasonably withheld.

Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, [***] shall indemnify [***] from and against [***] of:

(i)	any [***] patent;

and

(ii)	any patent [***]: [***] and

[***].

[***]

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	act in such a way as to mitigate damages, costs and expenses and/or reduce the amount of royalties which may be payable.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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14	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (“hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2	Range, type, format and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of a block of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 [***]. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalogue,

•	Trouble Shooting Manual,

•	Aircraft Wiring Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, shall be introduced into the customized Technical Data to the extent necessary for understanding of the affected systems [***].

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14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller shall introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, [***] for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2	The Buyer shall supply, or shall cause the BFE Supplier(s) to supply on its behalf, BFE Data to the Seller [***] prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4	The BFE Data shall be delivered in digital format and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.5	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4	Supply

14.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	The Buyer shall not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3	Delivery

14.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to [***] as indicated by the Buyer.

14.4.3.2	Technical Data provided off-line shall be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

14.4.3.3	The Technical Data shall be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer shall provide [***] notice when requesting a change to such delivery schedule.

14.4.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

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Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference shall be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal “AirbusWorld”.

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided on [***] for a period [***] after Delivery of such Aircraft (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, [***], Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin, after which post Service Bulletin status shall be shown.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to [***] of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer originated data, including BFE Data after the initial issue of the Technical Data, (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9	AirN@v Family products

14.9.1	The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.9.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

•	AirN@v / Maintenance,

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•	AirN@v / Planning,

•	AirN@v / Repair,

•	AirN@v / Workshop,

•	AirN@v / Associated Data,

•	AirN@v / Engineering.

14.9.3	The licensing conditions for the use of AirN@v Family integrated software shall be as set forth in Part 1 of Exhibit I to the Agreement, “End-User License Agreement for Airbus Software”.

14.9.4	The revision service and the license to use AirN@v Family products shall be granted [***] for the duration of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the associated license fee [***].

14.10	On-Line Technical Data

14.10.1	The Technical Data provided on-line shall be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”).

14.10.2	Access to AirbusWorld shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

14.10.3	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to eliminate other formats for the concerned Technical Data.

14.10.4	Access to AirbusWorld shall be granted [***] for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.5	For the sake of clarification, it is hereby specified that Technical Data accessed through AirbusWorld shall remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software shall be subject to the conditions of Part 1 of Exhibit I to the Agreement.

14.11	Waiver, Release and Renunciation

The Seller warrants [***].

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR

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IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

[***]PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.12	Proprietary Rights

14.12.1	All proprietary rights relating to Technical Data, including but not limited to patent, design and copyrights, shall remain with the Seller and/or its Affiliates, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as any express or implicit endorsement or approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any aircraft or part thereof or any spare part.

14.13	Performance Engineer’s Program

14.13.1	In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases, and its use is subject to the license conditions set forth in Part 1 of Exhibit I to the Agreement “End-User License Agreement for Airbus Software”.

14.13.2	Use of the PEP shall be limited to [***] to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be placed or installed on board the Aircraft.

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14.13.3	The license to use the PEP and the revision service shall be provided [***] for the duration of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4	At the end of such PEP Revision Service Period, the PEP shall be provided to the Buyer [***] set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller shall implement and the Buyer shall accept such new developments, it being understood that the Buyer shall be informed in due time by the Seller of such new developments and their application and of the date by which the same shall be implemented by the Seller.

14.15	Confidentiality

14.15.1	This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, except as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2	If the Seller authorizes the disclosure of this Clause or of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization and specifically, where the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and shall in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

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Any transfer in violation of this Clause 14.16 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

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15	SELLER REPRESENTATIVE SERVICES

The Seller shall provide [***] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1	The Seller shall provide [***] to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s main base or such other locations as the parties may agree.

15.1.2	In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees, contractors or agents, either directly or indirectly.

15.1.3	[***]

15.1.4	In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in [***] this Clause 15, the Buyer shall [***]:

[***]	[***]

15.1.5	Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6	The Seller shall cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when necessary and applicable.

15.2	Buyer’s Support

15.2.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide [***], lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). [***] 15.2.2 The Buyer shall reimburse the Seller for the costs of the initial and termination assignment travel of the Seller Representatives, which shall consist of [***] to and from their place of assignment and Toulouse, France.

15.2.3	The Buyer shall also reimburse the Seller the costs for air transportation for the annual vacation of the Seller Representatives to and from their place of assignment and Toulouse, France.

15.2.4	Should the Buyer request any Seller Representative referred to in Clause 15.1 above to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

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15.2.5	Absence of an assigned Seller Representative during normal statutory vacation periods shall be covered by other seller representatives on the same conditions as those described in Clause 15.1.4, and such services shall be counted against the total allocation provided in Appendix A hereto.

15.2.6	The Buyer shall assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.1.

15.2.7	The Buyer shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Buyer’s country upon:

(i)	the entry into or exit from the Buyer’s country of the Seller Representatives and their families,

(ii)	the entry into or the exit from the Buyer’s country of the Seller Representatives and their families’ personal property,

(iii)	the entry into or the exit from the Buyer’s country of the Seller’s property, for the purpose of providing the Seller Representatives services.

15.3	Withdrawal of the Seller Representative

The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.4	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

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APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder. For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of one hundred and thirty-three (133) Aircraft, unless otherwise specified.

1	The Seller shall provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for a total of 2 For the sake of clarification, such Seller Representatives’ services shall include.

3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed.

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16	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided [***] under this Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be held [***]

16.2	Training Location

16.2.1	The Seller shall provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or shall designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2	If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3.1	Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 [***].

16.2.3.2	If the Buyer requests training at a location as indicated in Clause 16.2.3.1 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and with adequate time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1	Training courses shall be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

All training requests or training course changes not made during the Training Conference shall be submitted by the Buyer with a minimum [***] prior notice.

16.3.2	The following terms and conditions shall apply to training performed by the Seller:

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(i)	Training courses shall be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses. For the avoidance of doubt, such training equipment does not include provision of aircraft for the purpose of performing training.

(ii)	The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Centers [***]. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation shall not be revised.

16.3.3	When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4.1	Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer shall place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)	flight operations training courses as listed under Clause 1 of Appendix A against any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)	maintenance training courses as listed under Clause 3 of Appendix A against any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, [***] [***] It is understood that the

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above provisions shall apply to the extent that training allowances granted under Appendix A remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses shall be submitted by the Buyer with a minimum of [***]. The requested training shall be subject to the Seller’s then existing planning constraints.

16.3.4.2	[***].

16.3.5.1	Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification [***] prior to the relevant training course start date is required.

16.3.5.2	If the notification occurs [***] ays prior to such training, a cancellation fee corresponding to [***] of such training shall be, as applicable, either deducted from the training allowance set forth in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.3	If the notification occurs [***] prior to such training, [***] of such training shall be, as applicable, either deducted from the training allowance set forth in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.4	All courses exchanged under Clause 16.3.4.1 shall remain subject to the provisions of this Clause 16.3.5.

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1	The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.4.3	The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event [***]. The Buyer shall return concurrently thereto the completed

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Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program [***].

16.4.4.4	If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee shall be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, to any other required additional training, which shall be at the Buyer’s expense.

16.4.5	The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees [***].

16.5.1.2	It shall be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Clauses 16.3.5.1 thru 16.3.5.3.

16.5.2	Training at External Location—Seller’s Instructors

16.5.2.1.1	In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors [***]

16.5.2.1.2	In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer shall reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.2	Living Expenses

Except as provided for in Clause 16.5.2.1.1 above, the Buyer shall reimburse the Seller the living expenses for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, covering the entire period from his day of departure from his main

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base to day of return to such base at the perdiem rate set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

Such perdiem shall include, but shall not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.3	Air Travel

Except as provided for in Clause 16.5.2.1.1 above, the Buyer shall reimburse the Seller for the airfares for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, in confirmed business class to and from the Buyer’s designated training site and the Seller’s Training Centers, as such airfares are set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

16.5.2.4	Buyer’s Indemnity

Except in case of [***] willful misconduct of the Seller, the Seller shall not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2 [***].

16.5.3	Training Material and Equipment Availability—Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision shall be at the Buyer’s expense.

16.6	Flight Operations Training

The Seller shall provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1	Flight Crew Training Course

The Seller shall perform a flight crew training course program for the Buyer’s flight crews, each of which shall consist of [***] crew members, [***].

16.6.2	Base Flight Training

16.6.2.1	The Buyer shall provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which shall consist of [***], performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

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16.6.2.2	Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training shall take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field shall not be deducted from the Base Flight Training time.

16.6.2.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4	Type Specific Cabin Crew Training Course

The Seller shall provide type specific training for cabin crews at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed [***] the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, shall be borne by the Buyer.

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their respective products.

16.10	Proprietary Rights

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All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer shall cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER SHALL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

The contractual training courses defined in this Appendix A shall be provided up [***] under this Agreement.

Notwithstanding the above, flight operations training courses [***] in this Appendix A shall be provided by the Seller within a [***] said Aircraft Delivery.

Any deviation to said training delivery schedule shall be mutually agreed between the Buyer and the Seller.

For the avoidance of doubt, all quantities indicated below are the total quantities granted [***], unless otherwise specified.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)

The Seller shall provide flight crew training including [***] of the Buyer’s flight crews [***].

1.2	Flight Crew Line Initial Operating Experience

The Seller shall [***] to the Buyer pilot Instructor(s) for a period [***] pilot Instructor months [***].

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to [***] Instructors.

1.3	Type Specific Cabin Crew Training Course

The Seller shall provide [***] to the Buyer type specific training for cabin crews for [***] of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.4	Airbus Pilot Instructor Course (APIC)

The Seller shall provide [***] to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, for [***] the Buyer’s flight instructors. APIC courses shall be performed in groups [***].

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer [***] of performance / operations training [***] for the Buyer’s personnel.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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3	MAINTENANCE TRAINING

The Seller shall provide to the Buyer [***] maintenance training for the Buyer’s personnel.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: [***].

4.2	For instruction outside of the Seller’s Training Centers: [***].

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), [***].

4.4	For practical training, whether on training devices or on aircraft, [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer through the SPSA Application, and include Supplier commitments as contained in the Supplier Product Support Agreements which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual. Such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and shall, if necessary, jointly take remedial action with the Buyer.

17.3	Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

17.4	Familiarization Training

Upon the Buyer’s request, the Seller shall provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module shall be further available through AirbusWorld, access to which shall be

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1.1	In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller shall be performed at the Buyer’s expense. The Buyer shall cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” shall be deemed to include Approved BFE Suppliers.

18.1.2.1	The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2

The Seller shall also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly,

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer shall also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH works in HAMBURG (GERMANY) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

•	for major BFE, including, but not being limited to, seats and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

•	Preliminary Design Review (“PDR”),

•	Critical Design Review (“CDR”);

•	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

•	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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18.1.4	The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement actif “ or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered At Place (DAP) according to the Incoterms, to the following shipping addresses:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

France, or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129 HAMBURG

GERMANY

or such other location as may be specified by the Seller.

18.2	Applicable Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE shall:

•	be manufactured by a qualified BFE Supplier, and

•	meet the requirements of the applicable Specification of the Aircraft, and

•	be delivered with the relevant certification documentation, including but not limited to the DDP, and

•	comply with the BFE Engineering Definition, and

•	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

•	be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

•	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

•	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

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•	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

•	furnishing the BFE in a serviceable condition at the requested delivery date, or

•	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller shall not be responsible for such delay which shall cause the Final Price of the affected Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

(i)	select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the Aircraft, for adjustment and calibration; or

(ii)	if the BFE is delayed by [***], or is not approved [***] of the dates specified in Clause 18.1.2.2, deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clause 7, if any, and the Seller shall thereupon be relieved of all obligations to install such equipment.

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) shall be with the Seller for as long as.

18.5	Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination.

18.5.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and shall be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer shall reimburse the Seller for all such costs [***]of receiving documentation of such costs from the Seller.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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18.5.3	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’ facility [***] of the date of such notice. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

18.5.5	The Buyer shall grant the Seller title to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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19	INDEMNITIES AND INSURANCE

The Seller and the Buyer shall each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller shall, except in the case of [***], its directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the [***]’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2	Buyer’s Indemnities

The Buyer shall, except in the case of [***], its directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)	claims for injuries to, or death of, the [***] directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15 including services performed on board the aircraft or (ii) the provision of Aircraft Training Services to the Buyer.

19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Clause 19 Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Clause 19 Indemnitor”), the Clause 19 Indemnitee shall promptly give notice to the Clause 19 Indemnitor and the Clause 19 Indemnitor (unless otherwise requested by the Clause 19 Indemnitee) shall assume and

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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conduct the defense, or settlement, of such claim or suit, as the Indemnitor shall deem prudent. Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Clause 19 Indemnitee and shall be followed by such cooperation by the Clause 19 Indemnitee as the Clause 19 Indemnitor or its counsel may reasonably request, at the expense of the Clause 19 Indemnitor.

[***]

19.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer shall:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible shall be borne by the Buyer. The Buyer shall furnish to the Seller, [***] prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of[***] prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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20	TERMINATION

20.1	Termination Events

Each of the following shall constitute a “Termination Event”

(1)	The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 20.1(1), (2) or (3).

(5)	The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or shall admit in writing its inability to, pay its debts as they become due.

(6)	The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)	The Buyer or any of its Affiliates fails to make payment of (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, or (iii) payment of all or part of the Final Price of any Aircraft required to be made under this Agreement.

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(10)

The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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capable of being cured and such breach or default is not cured within any specified cure period.

(11)	Any other event that the parties agree in writing constitutes a Termination Event.

20.2	Remedies in Event of Termination

20.2.1	If a Termination Event occurs, the Buyer shall be in material breach of this Agreement, and the Seller can elect any of the following remedies under the applicable law:

(A)	suspend its performance under this Agreement with respect to any or all Aircraft;

(B)	reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement without prejudice to Seller’s rights under Clause 5.3.4;

(C)	suspend or reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items; and/or

(D)	cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto.

20.2.2	In the event Seller elects a remedy under any of Clauses 20.2.1(A)(B) or (C), above:

(A)	Seller shall be entitled to any incidental damages incurred as a result of electing such remedy, including without limitation any commercially reasonable charges, expenses, commissions or costs of care or custody incurred in suspending or rescheduling performance after the Buyer’s breach or any costs identified in Clause 9.2.3;

(B)	Buyer shall compensate Seller for such incidental damages [***] of Seller issuing an invoice for such damages to Buyer; and

(C)	for the avoidance of doubt, (i) nothing herein shall preclude Seller from subsequently electing a Termination under 20.2.1 D, above and (ii) the Seller shall have an obligation to mitigate the damages set forth in Paragraph 20.2.2 A above.

20.2.3	If the Seller elects a Termination under Clause 20.2.1(D) above :

(A)	Seller may claim and receive payment from the Buyer, [***] an amount equal to, for each Affected Aircraft (as defined below), the amount set forth as follows (in each case (i) less cash Predelivery Payments that have already been received by the Seller pursuant to Clause 5.3 at the time of such termination and solely to the extent such Predelivery Payments are attributable to the Affected Aircraft and (ii) plus the total amount of any credits, concessions or allowances extended by the Seller to the Buyer prior to the Applicable Date divided by the number of Aircraft on firm order and multiplied by the number of Affected Aircraft):

[***].

(B)	[***] shall be payable by the Buyer promptly, and in any event [***] of the date of written notice and demand therefor from the Seller that the Buyer is in breach. The

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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parties agree that [***] is not to be denied to the Seller due to the inability of the Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clause 20.1(1) - (4).

The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:

(C)	damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been [***] at amounts that are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the non-feasibility of otherwise obtaining an adequate remedy;

(D)	it is understood and agreed by the parties that the amount of [***]

(E)	the [***] of this Clause 20 has been fully negotiated by sophisticated parties represented by counsel, is a material component of the consideration granted and, [***], the consideration would have been materially different.

20.3	Definitions

For purposes of this Clause 20, the terms “Affected Aircraft”, “Applicable Date” and “Escalated Price” are defined as follows:

(i)	“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 20.2.1 D,

(ii)	“Applicable Date” – for any Affected Aircraft, the date the Seller issues the notice and demand for payment of liquidated damages pursuant to Clause 20.2.3 B.

(iii)	“Escalated Price” – shall have the same meaning as the “Final Price” of the Aircraft as that term is defined in Clause 3.2, except that the meaning of “Delivery Date” shall have the same meaning as Applicable [***], provided however that escalation in accordance with Clause 4 shall continue to accrue until the date that [***]by the Buyer to the Seller.

20.4	Notice of Termination Event

[***] becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer shall notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller shall not prejudice the Seller’s rights or remedies hereunder.

20.5	Information Covenants

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer shall furnish or cause to be furnished to the Seller the following, it being understood that this covenant with respect to Clauses 20.5 (a), (b) and (e) shall be deemed satisfied if the information requested in those clauses is filed, with un-redacted financial statements, with the U.S. Securities and Exchange Commission and is publicly available on EDGAR (or any successor online resource):

(a)	Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion shall not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

(b)	Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which shall be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

(c)	Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)

Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)	Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 20, (x) an “Authorized Officer” of the Buyer shall mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” shall mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

20.6	Nothing contained in this Clause 20 shall be deemed to waive or limit the Seller’s rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the “UCC”). It is further understood that any commitment of the Seller or the Propulsion Systems manufacturer to provide financing to the Buyer shall not constitute adequate assurance under Article 2, Section 609 of the UCC.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

21.2	Assignments on Sale, Merger or Consolidation

The Buyer shall be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Buyer shall provide the Seller with [***] notice if the Buyer wishes the Seller to provide such consent. The Seller shall provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or shall have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

(v)	the surviving or acquiring entity is an airline holding an operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)	following the sale, merger or consolidation, the surviving entity is in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

21.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement shall be performed. Notwithstanding such designation, the Seller shall remain ultimately responsible for fulfilment of all obligations undertaken by the Seller in this Agreement.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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21.4	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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22	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

The Buyer shall provide the Seller, as the Seller may [***] request, with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier, express mail, certified air mail (return receipt requested) or facsimile (with a correct confirmation printout) at the addresses and numbers set forth below. For technical and operational matters, the parties may also communicate by e-mail. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, express mail, certified air mail, the date upon which it is received by the addressee or, if given by facsimile, the date on which it is sent with a correct confirmation printout, provided that if such date is not a Business Day, notice shall be deemed to have been received on the first following Business Day and shall be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

Airbus S.A.S.

Attention: Senior Vice President Contracts

1, Rond Point Maurice Bellonte

31707 Blagnac Cedex,

France

The Buyer shall be addressed at:

Avianca (acting in its capacity as Agent, on behalf of the Buyer)

Attention: Secretary General

Avenida Calle 26 No. 59-15

Bogota, Colombia

All communication, emails, notices and/or requests by Seller or its affiliates, agents or representatives shall be deemed to be received by each of Avianca and GTH when received by the Agent, without any further action to be taken by the Seller.

The Seller shall receive any communication, emails notices and/requests related to obligations under this Agreement from the Agent only.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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From time to time, the party receiving the notice or request may reasonably designate in writing another address or another person.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement except to the extent provided in such express waiver.

22.4	Negotiated Contract

The Buyer and the Seller recognize that this Agreement is has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

22.5	Certain Representations of the Parties

22.5.1	Buyer’s Representations

Each Buyer and the Agent represents and warrants to the Seller:

(A)	Avianca, as Agent and Buyer

(i)	Avianca is a sociedad anonima organized and existing in good standing under the laws of the Republic of Colombia and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by Avianca of this Agreement, nor the consummation of any of the transactions by Avianca contemplated thereby, nor the performance by Avianca of the obligations thereunder, constitutes a breach of any agreement to which Avianca is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by Avianca and constitutes the legal, valid and binding obligation of Avianca enforceable against Avianca in accordance with its terms, except as such enforcement may be limited by bankruptcy, moratorium and other laws affecting sellers and creditors rights generally.

(B)	GTH

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(i)	GTH is a corporation organized and existing in good standing under the laws of the Commonwealth of the Bahamas and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by GTH of this Agreement, nor the consummation of any of the transactions by GTH contemplated thereby, nor the performance by GTH of the obligations thereunder, constitutes a breach of any agreement to which GTH is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by GTH and constitutes the legal, valid and binding obligation of GTH enforceable against GTH in accordance with its terms, except as such enforcement may be limited by bankruptcy, moratorium and other laws affecting sellers and creditors rights generally.

22.5.2	Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is a société par action simplifiée organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms except as such enforcement may be limited by bankruptcy, moratorium and other laws affecting sellers and creditors rights generally.

22.6	Interpretation and Law

22.6.1	THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.6.2	The Buyer and the Agent for itself and its successors and assigns hereby designates and appoints the Smith, Gambrell & Russell, LLP, and its successors, duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6.1 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments shall become effective without further action on the part of the appointee.

22.6.3	The designation and appointment in Clause 22.6.2 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.6.4	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6.1 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation shall constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Smith, Gambrell & Russell, LLP, and its successors, 1301 Avenue of the Americas, 21st Floor, New York, New York 10019, Attention: Peter Barlow, as agent for the Buyer, it being agreed that service upon Smith, Gambrell & Russell, LLP shall constitute valid service upon the Buyer or any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy shall not affect the validity or effectiveness of the service of process.

22.7	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.8	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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CONTEMPLATED HEREBY BROUGHT BY ANY PARTY OR PARTIES HERETO AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.9	No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein shall be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.10	Severability

If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

22.11	Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement shall not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.12	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.12, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.13	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.14	Counterparts

This Agreement has been executed in two (2) original copies.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Notwithstanding the foregoing, this Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

22.15	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, consultants, advisors and legal counsel) shall maintain the terms and conditions of this Agreement and any reports, information or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing and other concessions and any data furnished under Clause 22.1 (the “Confidential Information”). Without limiting the generality of the foregoing, the Buyer and Seller will each use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made with any governmental agency and shall make such applications as shall be necessary to protect the confidentiality of the Confidential Information.

With respect to any public disclosure or filing by the Buyer (including any filing by Buyer with the US Securities and Exchange Commission or any similar body in connection with registration and/or offering of the Buyer’s securities), the disclosing party agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and shall give the Seller a reasonable period of time [***]) in which to review and comment on said document and any redactions thereof. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing of this Agreement permitted hereunder or the terms and conditions hereof as well as any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future amendment hereof.

The provisions of this Clause 22.15 shall survive any termination of this Agreement.

22.16	Export Control

The Buyer acknowledges that the commodities, technology, software and/or services provided by the Seller or its Affiliates under this Agreement may be subject to export control laws and regulations, and that use, disclosure or diversion contrary to such laws is prohibited.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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IN WITNESS WHEREOF, this Agreement was entered into as of the day and year first above written.

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Name:

Title:

Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE	GRUPO TACA HOLDINGS LIMITED

AMERICANO S.A. AVIANCA.

Name:	Name:

Title:	Title:

Signature:	Signature:

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT A

SPECIFICATION

The A319 Standard Specification, the A320 Standard Specification and the A320ceo Standard Specification are attached in a separate folder.

CONTENT

PART 1	List of SCNs for A319 Aircraft

PART 2	List of SCNs for A320 Aircraft

PART 3	List of SCNs for A321 Aircraft

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT B

CONTENT

PART 1:	FORM OF A SPECIFICATION CHANGE NOTICE

PART 2	FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT B

PART 1:         FORM OF A SPECIFICATION CHANGE NOTICE

[***]	[***]

[***] Page x / x

[***]

Page x / x

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT B

PART 2:         FORM OF A MANUFACTURER SPECIFICATION CHANGE NOTICE

[***]	[***]

[***] Page x / x

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT B

[***]

Page x / x

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT C

PART 1  AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

The Base Price of the Airframe quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Base Price of the Airframe has been established in accordance with the [***] as defined [***] index values indicated hereafter.

3	INDEXES

Labor Index [***]         The quarterly value released for a certain [***].

Index code for access on the Web site of the US Bureau of Labor Statistics: [***].

[***]Index code for access on the web site of the US Bureau of Labor Statistics: [***]

4	REVISION FORMULA

[***]

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient [***] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

[***]

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT C

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

Then the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	Limitation

v

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT C

PART 2  CFM PRICE REVISION FORMULA

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Prices of a set of two (2) CFM INTERNATIONAL LEAP Propulsion Systems are:

[***]

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof.

2	REFERENCE PERIOD

The Reference Prices have been established in accordance with the [***]

3	INDEXES

Labor Index [***] The quarterly value released for a certain [***].

Index code for access on the Web site of the US Bureau of Labor Statistics: [***]

Material Index [***] Index code for access on the Web site of the US Bureau of Labor Statistics: [***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT C

4	REVISION FORMULA

[***]

5	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material index [***] shall be rounded to the nearest second decimal place and the labor index average [***] shall be rounded to the nearest first decimal place.

(ii)	[***] shall be rounded to the nearest second decimal place.

(iii)	The final factor [***] shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation [***] shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of the Formula

Should the above [***] provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference [***] to the [***] prior to the month of Aircraft Delivery.

5.5	Limitation

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT C

PART 3   PW PRICE REVISION FORMULA

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Prices of a set of two (2) PRATT AND WHITNEY PW1100G-JM Propulsion Systems are:

[***]

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Reference Price has been established in accordance with the [***] and corresponding to a theoretical delivery in [***]as defined by [***] indicated hereafter.

3	INDEXES

Labor Index: [***]

The quarterly value released for a certain [***].

Index code for access on the Web site of the US Bureau of Labor Statistics: [***]

Material Index: [***]

Index code for access on the Web site of the US Bureau of Labor Statistics: [***]

Metal Index: [***] Index code for access on the Web site of the US Bureau of Labor Statistics: [***].

4	REVISION FORMULA

[***]

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average, the Material Index average and the Metal Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient [***] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT C

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index , the Material Index or the Metal Index, as used in the Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index, such Material Index or such Metal Index, or

(iii)	the data samples used to calculate such Labor Index, such Material Index, or such Metal Index are substantially changed;

Pratt and Whitney shall select a substitute index for inclusion in the Price Revision Formula (the “Substitute Index”) and the Seller shall reflect such Substitute Index.

The Substitute Index shall reflect as closely as possible the actual variance of the labor costs, of the material costs or of the metal costs used in the calculation of the original Labor Index, Material Index or Metal Index, as the case may be.

As a result of the selection of the Substitute Index, an appropriate adjustment to the Price Revision Formula shall be performed, to combine the successive utilization of the original Labor Index, Material Index or Metal Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the adjusted Reference Price as revised at Aircraft Delivery (or payment of such revised amounts, as the case may be) shall be respectively made after Aircraft Delivery (or payment of such adjusted amounts, as the case may be) for any subsequent changes in the published Index values.

5.4	Limitation

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause              of the              purchase agreement dated                                       and made between [name of the parties to the Purchase Agreement] (the “Customer”) and Airbus S.A.S., as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3__-             aircraft bearing manufacturer’s serial number              and registration mark              (the “Aircraft”) have taken place in [Blagnac, France /or Hamburg, Germany /or Tianjin, People’s Republic of China].

In view of said tests having been carried out with satisfactory results, the Customer, as agent of [Name of party purchasing the Aircraft] (the “Owner”) pursuant to the purchase agreement assignment dated                                       and made between the Customer and the Owner, hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, as agent of the Owner, has caused this instrument to be executed by its duly authorised representative this              day of                                       in [Blagnac, France /or Hamburg, Germany /or Tianjin, People’s Republic of China].

[CUSTOMER] as agent of [the OWNER]

Name:

Title:

Signature:

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EXHIBIT E

AIRCRAFT BILL OF SALE

(the “Bill of Sale”)

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1, rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was, this              day of                                  , the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:

AIRBUS Model A3__-__	[engine or p/s manufacturer] Model

MANUFACTURER’S SERIAL NUMBER:	ENGINE SERIAL NUMBERS:

_______	LH:

RH:
REGISTRATION MARK:

and had such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated                                                   (the “BFE Bill of Sale”).

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller did, this              day of                                      , sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft and the BFE to the following entity and to its successors and assigns forever, said Aircraft and the BFE to be the property thereof:

[Insert Name and Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had (i) good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale.

This Bill of Sale is governed by and shall be construed in accordance with the laws of [same governing law as in the Purchase Agreement].

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EXHIBIT E

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorised representative this              day of                                   in [Blagnac, France /or Hamburg, Germany /or Tianjin, People’s Republic of China].

AIRBUS S.A.S.

Name:

Title:

Signature:

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EXHIBIT F

SERVICE LIFE POLICY

LIST OF ITEMS

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

[***]

3	[***]

4	[***]

5	EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT G

TECHNICAL DATA & SOFTWARE

Where applicable, data shall be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller shall provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

1	Airbus Flight Operations Data Package

The Airbus Flight Operations Data Package encompasses the following customised operational manuals required to operate the Aircraft:

•	Flight Manual (FM),

•	Flight Crew Operating Manual (FCOM),

•	Flight Crew Training Manual (FCTM),

•	Quick Reference Handbook (QRH),

•	Cabin Crew Operating Manual (CCOM),

•	Master Minimum Equipment List (MMEL),

•	Weight and Balance Manual (WBM).

1.1	Format of Data

The Flight Operations Data Package shall be available on-line through the Seller’s customer portal AirbusWorld in eXtensible Mark-up Language (XML), for downloading and further data processing and customization, and/or in Portable Document Format (PDF), as applicable.

In addition, the Seller shall make available [***] QRH sets per Aircraft in paper format.

Upon the Buyer’s request, a back-up copy of the manuals of the Flight Operations Data Package may be provided off-line on CD or DVD.

1.2	Availability Schedule

The Airbus Flight Operations Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the [***]of the first Aircraft.

A preliminary customized MMEL shall be available [***]Aircraft.

The final issue of WBM and FM shall be made available [***]Aircraft Delivery.

2	Airbus Maintenance Technical Data Package

The Airbus Maintenance Technical Data Package encompasses the following customised maintenance data required for on-aircraft maintenance to ensure the continued airworthiness of the Aircraft:

•	Aircraft Maintenance Manual (AMM),

•	Aircraft Wiring Manual (AWM),

•	Aircraft Schematics Manual (ASM),

•	Aircraft Wiring Lists (AWL),

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT G

•	Illustrated Part Catalog (IPC),

•	Trouble Shooting Manual (TSM).

2.1	Format of Data

The Airbus Maintenance Technical Data Package shall be available in the Airn@v/Maintenance module of the AirN@v software and shall be accessible on-line through the Seller’s customer portal AirbusWorld.

In addition, if so requested by the Buyer, the corresponding raw data in Standard Generalized Mark-up Language (SGML) format shall also be made available for download from the Seller’s customer portal AirbusWorld.

[***] that a back-up copy of the data of the Airbus Maintenance Technical Data Package be provided off-line on CD or DVD.

2.2	Availability Schedule

The Airbus Maintenance Technical Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the [***] Aircraft.

Upon the Buyer’s request, where applicable, preliminary customized maintenance data may be available [***] Aircraft.

3	Non-customized Technical Data

Non-customised Technical Data, provided as part of the Maintenance Technical Data Package, shall be made available to the Buyer either in the corresponding Airn@v software module, as detailed in Clause 14.9 of the Agreement, or in PDF format, as applicable.

The Technical Data belonging to each AirN@v module and/or available in PDF format shall be as listed in the Seller’s Customer Services Catalog current at the time of the delivery of the Technical Data.

Non-customised Technical Data shall be made available to the Buyer in accordance with a schedule to be mutually agreed between the Buyer and [***] Aircraft.

4	Additional Technical Data

4.1	In addition to the Flight Operations Data Package and the Maintenance Technical Data Package, the Seller shall provide, at Delivery of each Aircraft, on-line access to the Aircraft mechanical drawings that cover installation of structure and systems fitted on the Buyer’s Aircraft at Delivery.

4.2	Within [***] after the Delivery of each Aircraft, the Seller shall provide, [***]:

•	the weighing report, for integration into the WBM by the Buyer,

•	the Electrical Load Analysis (ELA), in a format allowing further updating by the Buyer.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

MATERIAL SUPPLY AND SERVICES

1	GENERAL

1.1	Scope

1.1.1	This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2	References made to Articles shall be deemed to refer to articles of this Exhibit H unless otherwise specified.

1.1.3	For purposes of this Exhibit H:

1.1.4	The term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” shall mean an individual item of Material.

1.1.5	The term “SPEC 2000” means the “E-Business Specification for Materials Management” document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Each of the following constitutes “Material” for purposes of this Exhibit H:

(i)	Seller parts;

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and Supplier ground support equipment and specific-to-type tools where “Seller Parts” means Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts for any of the foregoing, are not covered under this Exhibit H.

1.3	Term

During a period commencing on the date hereof and continuing as long as [***] aircraft of the model of the Aircraft are operated in commercial air transport service, of which [***] (the “Term”), the Seller shall maintain, or cause to be maintained, a reasonable stock of [***].

The Seller shall use reasonable efforts to obtain a similar service from all Suppliers of Supplier Parts originally installed on an Aircraft at Delivery.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

1.4	Airbus Material Store

1.4.1	AACS Spares Center

The Seller has established and shall maintain or cause to be maintained, during the Term, a US store (“US Spares Center”). The US Spares Center shall be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts.

Seller acknowledges that Buyer’s preference of Miami, FL as a location for development of future US Spares center.

The Seller shall make reasonable efforts to deliver Seller Parts to the Buyer from the US Spares Center.

1.4.2	Material Support Center, Germany

The Seller has established its material headquarters in Hamburg, Germany (the “Airbus Material Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center shall be operated twenty-four (24) hours per day, seven (7) days per week.

[***] 1.4.3 Other Points of Shipment

1.4.3.1	In addition to the AACS Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (The “Regional Satellite Stores”). A list of such stores shall be provided to the Buyer upon the Buyer’s request.

1.4.3.2	The Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.5	Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

(vi)	Issuance of credit and debt notes.

[***]

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000), telephone, fax, SITA message, e-mail or via the Internet.

1.6	Commitments of the Buyer

[***].

2	INITIAL PROVISIONING

2.1	Period

The initial provisioning period commences with the Pre-Provisioning Meeting, as defined in Article 2.2.1, and expires on [***] after Delivery of the last Aircraft firmly ordered under the Agreement as of the date hereof (“Initial Provisioning Period”).

2.2	Pre-Provisioning Meeting

2.2.1	The Seller shall organize a pre-provisioning meeting at AACS Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the “Pre-Provisioning Meeting”).

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2	The Pre-Provisioning Meeting shall take place on an agreed date that is [***] prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time [***] for the Initial Provisioning Conference.

2.3	Initial Provisioning Conference

The Seller shall organize an initial provisioning conference at the AACS Spares Center or at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which shall be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).

The Initial Provisioning Conference shall take place at the earliest [***] after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last and latest [***] before the Scheduled Delivery Month of the first Aircraft.

2.4	Provisioning Data

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

2.4.1	Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) shall be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been agreed, the Provisioning Data shall be revised every [***] up to the end of the Initial Provisioning Period.

2.4.1.2	The Seller shall ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3	Provisioning Data generated by the Seller shall comply with the configuration of the Aircraft as documented [***] before the date of issue.

This provision shall not cover:

(i)	Buyer modifications not known to the Seller,

(ii)	other modifications not approved by the Seller’s Aviation Authorities.

2.4.2	Supplier-Supplied Data

Provisioning Data relating to each Supplier Part (both initial issue and revisions) shall be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other agreed format.

2.4.3	Supplementary Data

The Seller shall provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list. The list of spare parts required for the installation of all airframe LRUs will be provided by the Seller to the Buyer during the Initial Provisioning Conference

2.5	Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Initial Provisioning Material.

2.6	Delivery of Initial Provisioning Material

2.6.1	During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2	The delivery of Initial Provisioning Material shall take place according to the conditions specified in the commercial offer mentioned in Article 2.5.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

2.6.3	All Initial Provisioning Material shall be packaged in accordance with ATA 300 Specification.

2.7	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

The “Buy-Back Period” is defined as the period starting [***].

b)	At any time during the Buy-Back Period, the Buyer [***]

c)	[***] shall be eligible for Buy-Back provided:

[***].

[***]

d)	If [***] is accepted for Buy-Back, the Seller shall [***]:

•	[***];

•	[***].

3	OTHER MATERIAL SUPPORT

3.1	Replenishment and Delivery

3.1.1	General

For the purpose of clarification, it is expressly stated that the provisions of Article 3.1.2 do not apply to Initial Provisioning Material and Provisioning Data as described in Article 2.

3.1.2	Lead times

In general, lead times shall be in accordance with the provisions of the latest edition of the “World Airlines and Suppliers Guide”.

3.1.2.1	Seller Parts as per Article 1.2.1 (i) shall be dispatched within the lead times published by the Seller.

Lead times for Seller Parts as per Article 1.2.1 (i), which are not published by the Seller, shall be quoted upon request.

3.1.2.2	Material defined in Articles 1.2.1 (ii) through 1.2.1 (iv) can be dispatched within the Supplier’s lead time augmented by the Seller’s own order and delivery administration time.

3.1.3	Expedite Service

The Seller shall provide a twenty-four (24) hours a day / seven (7) days a week expedite service to provide for the supply of critically required parts (the “Expedite Service”).

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

3.1.3.1	The Expedite Service is operated in accordance with the World Airlines and Suppliers Guide and the Seller shall notify the Buyer of the action taken to satisfy an expedite order received from the Buyer within:

(i)	four (4) hours after receipt of an AOG order;

(ii)	twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage);

(iii)	seven (7) days after receipt of an expedite order (urgent stock replenishment).

3.1.3.2	In exceptional AOG circumstances, should the Buyer be unable to send a written order for reasons beyond his control, the Seller may deliver the Material after a telephone call, provided a purchase order is sent to the Seller by [***] Day. Should the Buyer fail to send such purchase order, the Seller reserves the right to refuse any subsequent purchase orders without receipt of a firm written purchase order.

3.1.4	Shortages, Overshipments, Non-Conformity in Orders

3.1.4.1	The Buyer shall, within [***] after delivery of Material pursuant to a purchase order, advise the Seller:

(i)	of any alleged shortages or overshipments;

(ii)	of any non-conformities of delivered Material.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformities within the above-defined period, the Buyer shall be deemed to have accepted the delivery.

3.1.4.2	In the event of the Buyer reporting an overshipment or non-conformity to the order within the period defined in Article 3.1.4.1 the Seller shall, if the Seller recognizes such overshipment or non-conformity, either replace the concerned Material or credit the Buyer for the returned Material, if the Buyer chooses to return the Material subject of an overshipment or non-conformity. In such case, [***] 3.1.5 Delivery Terms

Material shall be delivered to the Buyer as follows:

(i)	Free Carrier (FCA) Airbus Material Center;

(ii)	Free Carrier (FCA) Seller’s Regional Satellite Stores;

(iii)	Free Carrier (FCA) Seller’s or Supplier’s facility for deliveries from any other Seller or Supplier facilities.

The term Free Carrier (FCA) is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

3.1.6	Packaging

All Material shall be packaged in accordance with ATA 300 Specification.

3.1.7	Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Articles 5.2 through 5.3.

3.2	Seller Parts Leasing

The Seller offers the Buyer the option to lease certain Seller Parts as listed in the Customer Services Catalog. The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.3	Tools and Ground Support Equipment

The Seller offers for sale and/or loan a range of ground support equipment and specific-to-type tools, as defined in 1.2.1 (iv).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.4	Seller Parts Repair

The Seller may offer the Buyer a service whereby the Seller would manage the repair of Seller Parts as defined in Article 1.2.1 (i).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

4	WARRANTIES

4.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit H shall at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1	Warranty Period

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

4.1.1.1	The warranty period for Seller Parts is [***] for new Seller Parts and [***] for used Seller Parts from delivery of such parts to the Buyer.

4.1.1.2	Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, shall be the remaining portion of the original warranty period or [***], whichever is longer.

4.1.2	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, [***], of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the [***] The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement shall apply to claims made pursuant to this Article 4.1.

4.2	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

4.3	Waiver, Release and Renunciation

THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

[***]

5	COMMERCIAL CONDITIONS

5.1	Delivery Terms

All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

5.2	Payment Procedures and Conditions

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

All payments under this Exhibit H shall be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

5.3	Title

Title to any Material purchased under this Exhibit H shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

5.4	Cessation of Deliveries

The Seller has the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations set forth in this Exhibit H.

5.5	Price

5.5.1	All quoted Material prices shall be expressed in US Dollars and shall be firm for each calendar year. The Seller however reserves the right to revise the prices of said Seller Parts during the course of the calendar year in case of any of the following:

•	significant revision in the manufacturing costs and purchase price of materials,

•	significant variation of exchange rates,

•	significant error in the estimation or expression of any price.

The Seller commits that the average annual increase rate in the price of Seller Parts shall be capped at a maximum annual rate calculated as follows:

5.5.2	Revision Formula

[***]

5.5.3	Indexes

Labor Index: [***].

Index code for access on the Web site of the US Bureau of Labor Statistics: [***]

Material Index: [***]

Index code for access on the Web site of the US Bureau of Labor Statistics: [***]

5.5.3.1	The annual increase in prices for Supplier Parts shall be regulated according to the Supplier Product Support Agreement applicable to the supplier in question.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT H

5.5.3.2	The Seller’s prices for all other Material shall be the Supplier’s list prices valid on the date of receipt of the order, supplemented by the Seller’s handling charge. Subject to Article 2.1.8.3 above, the percentage of such handling charge shall vary with the Material’s value and shall be determined on a per item basis.

6	[***]

7	TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

If the Agreement is terminated with respect to any Aircraft, then the rights and obligations of the parties with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated shall also be terminated. Unused Material in excess of the Buyer’s requirements due to such termination may be repurchased by the Seller, at the Seller’s option and transportation costs, as provided in Article 2.7.

8	INCONSISTENCY

In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H shall prevail to the extent of such inconsistency.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT I

  1.1.1.1 LICENSES AND ON LINE SERVICES

Part 1	END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

Part 2	GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUSWORLD

Part 3	END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT I

PART 1

END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

1.	DEFINITIONS

For the purposes of this end-user license agreement for Airbus software (the “Software License”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith entered into between the Licensee and the Licensor covering the purchase and sale of the Aircraft subject thereof.

“Airbus Software” means each of the Licensor’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation), as well as any modifications, enhancements or extensions thereto as may be provided by the Licensor from time to time. The Airbus Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. The Airbus Software shall be either On Board Certified Software or Software Products. For the avoidance of doubt, this Software License does not apply to (i) open source software contained in the Airbus Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Licensor disclaims any liability in relation to such open source software, or (ii) any proprietary third party software that the Licensor purchases or licenses from any third party and delivers to the Licensee, either as a sublicense or as a direct license from such third party.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Airbus Software.

“Licensee” means the Buyer under the Agreement.

“Licensor” means the Seller under the Agreement.

“On Board Certified Software” means those Airbus Part 125 and/or FAR 125 certified software that are installed on board the Aircraft and bear a part number of the Licensor, excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

“Permitted Purpose” means use of the Airbus Software by the Licensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Software Product(s)” means either those Airbus Software intended to be used on ground at the Licensee’s facilities or Airbus Software that are installed on board the Aircraft and that are not Part

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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125 and/or FAR 125 certified—whether or not bearing a part number of the Licensor—excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

“Update(s)” means any update(s) or replacement(s) to the Airbus Software licensed hereunder, which the Licensor, at its discretion, makes generally available to the Licensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee in using the Airbus Software.

Capitalized terms used herein and not otherwise defined in this Software License shall have the meaning assigned thereto in the Agreement.

2.	LICENSE

In consideration of the purchase by the Licensee of the Aircraft, the Licensee is hereby granted a worldwide and non-exclusive right to use the Airbus Software, for a Permitted Purpose. The Licensor shall remain the owner of all intellectual property rights in the Airbus Software. There shall be one license encompassing all Airbus Software granted in respect of each Aircraft purchased by the Licensee.

Notwithstanding the foregoing, license rights regarding the use of Software Products may be subject to specific commercial conditions and to the payment of specific fees relating to such Software Products.

The Licensee hereby acknowledges that it is aware that certain Airbus Software subject of this Software License may incorporate some third party software or open source software components. The Licensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Licensor through AirbusWorld.

3.	ASSIGNMENT AND DELEGATION

3.1	Assignment

3.1.1	On Board Certified Software

The Licensee may [***] assign or otherwise transfer all or part of its rights pertaining to any On Board Certified Software under this Software License only as part of, and to the extent of, a sale, transfer or lease of each Aircraft on which such On Board Certified Software is installed. The Licensee shall assign as many Software Licenses [***] and shall retain all other Software Licenses attached to any Aircraft that the Licensee continues to operate.

In the event of any such assignment or transfer, the Licensee shall transfer the copies of the Airbus Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies and, if applicable, certificate(s) of authenticity), except as otherwise instructed by the Licensor.

3.1.2	Software Products

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Save as otherwise set forth in the Agreement, the right to use any Software Product is personal to the Licensee, for its own internal use, and is non-transferable, except with the Licensor’s prior written consent, in which case the Licensee shall cause the assignee or sub-licensee to agree to the terms of this Software License.

3.2	Delegation

Without prejudice to Article 6 (a) hereof, in the event of the Licensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Licensee shall notify the Licensor of such intention prior to any disclosure of this Software License and/or the Airbus Software Services to such Third Party.

The Licensee hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Software License with respect to the Airbus Software and shall in particular cause such Third Party to enter into an appropriate licensing conditions and to commit to use the Airbus Software solely for the purpose of maintaining the Licensee’s Aircraft and/or for processing the Licensee’s data.

4.	COPIES

Use of the Airbus Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Airbus Software is delivered. No reproduction shall be made without the prior written consent of the Licensor, except that the Licensee is authorized to copy the Airbus Software for back-up and archiving purposes. Any copy the Licensor authorizes the Licensee to make shall be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Airbus Software.

5.	TERM

5.1	On Board Certified Software

Subject to the Licensee having complied with the terms of this Software License, the rights under this Software License shall be granted from [***], this Software License or any part thereof being terminated for any reason whatsoever, in which case the Licensee shall immediately cease to use the On Board Certified Software.

5.2	Software Products

Save as otherwise specified in any applicable commercial conditions relating to any Software Product as set forth in the Agreement and subject to the Licensee having complied with the terms of this Software License, the rights under this Software License shall be [***] until the [***], in which case the Licensee shall immediately cease to use the Software Products

6.	CONDITIONS OF USE

The Airbus Software shall only be used for the Permitted Purpose.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT I

The Licensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Airbus Software and all consequences, direct and indirect, relating to the use of such output and results. The Licensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Licensee expressly acknowledges that it shall take all appropriate precautions for the use of the Airbus Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

In the event the Licensor should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.

Under the present Software License, the Licensee shall:

a)	not permit any parent, subsidiary affiliate, agent or third party to use the Airbus Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Airbus Software or commercialization by merging the Airbus Software into another software or adapting the Airbus Software, without the prior written consent from the Licensor;

b)	do its utmost to maintain the Airbus Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Airbus Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Airbus Software has received appropriate training;

d)	use the Airbus Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)	except as permitted by any applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Airbus Software, nor integrate all or part of the Airbus Software in any manner whatsoever into another software product, nor create a software product derived from the Airbus Software save with the Licensor’s prior written approval.

f)	should the Licensor have elected to provide the source code to the Licensee, have the right to study and test the Airbus Software, under conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Airbus Software;

g)	except with respect to Software Products intended to be used on ground, use the Airbus Software exclusively on the referenced machines and the declared sites;

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT I

h)	not attempt to discover or re-write the Airbus Software source codes in any manner whatsoever;

i)	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Airbus Software;

j)	not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Airbus Software, whether in whole or in part, for the benefit of a third party.

With respect to Software Products intended for use on ground, the Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, [***].

7.	TRAINING

In addition to the User Guide provided with the Airbus Software, training and other assistance may be provided upon the Licensee’s request, subject to the conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Licensee of its sole responsibility with respect to the use of the Airbus Software under this Software License.

8.	PROPRIETARY RIGHTS—RIGHT TO CORRECT AND MODIFY

8.1	The Airbus Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software License. The copyright and all other proprietary rights in the Airbus Software are and shall remain the property of the Licensor.

8.2	The Licensor reserves the right to correct and modify any Airbus Software at its sole discretion and the Licensee shall not undertake any correction or modification of the Airbus Software without the Licensor’s prior written approval. The Licensee shall install any Updates provided by the Licensor, at its own cost, in accordance with the time schedule notified with the provision of such Update(s). In the event of the Licensee failing to install any such Update(s), the Licensor shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Airbus Software.

9.	COPYRIGHT INDEMNITY

9.1	Indemnity

9.1.1	Subject to the provisions of Article 9.2.3[***] shall defend and indemnify [***] from and against [***] resulting from any infringement, or claim of infringement, [***] f any copyright, provided that [***]

9.1.2	In the event that [***]

9.2	Administration of Copyright Indemnity Claims

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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9.2.1	If the Licensee receives a written claim or a suit is threatened or commenced against the Licensee for infringement of a copyright referred to in Article 9.1 as a result of the use of the Airbus Software, the Licensee shall:

(i)	forthwith promptly notify the Licensor following the Licensee receiving notice of the same, giving particulars thereof to the extent known by the Licensee.;

(ii)	[***] furnish to the Licensor all data, papers and records within the Licensee’s control or possession relating to such claim or suit;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Article (iii) shall prevent the Licensee from paying such sums as may be required in order to obtain the release of the Aircraft, or the allegedly infringing part, software or Other Items provided such payment, to the extend permitted by any applicable laws, is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to the Licensor as be may be pertinent to the defense or denial of the suit or claim [***] and

(v)	act in such way as to mitigate damages and/or reduce the amount of royalties that may be payable as well as to minimize costs and expenses [***] 9.2.2 The Licensor may [***] assume and conduct the defense or settlement of any suit or claim in the manner that, in the Licensor’s opinion, it deems proper. [***]

9.2.3	The Licensor’s obligations and the Licensee’s remedies hereunder shall be conditional upon the strict and timely compliance by the Licensee with the terms of this Clause 9 and of Clauses 6(e), 6(h), 6(i) and 8.2 and are exclusive and in substitution for, and the Licensee hereby waives, releases and renounces all other obligations and liabilities of the Licensor and rights, claims and remedies of the Licensee against the Licensor, express or implied, arising by law or otherwise with respect to any infringement or claim of infringement of any copyright.

[***]

10.	CONFIDENTIALITY

The Airbus Software, this Software License and their contents are designated as confidential. The Licensee undertakes not to disclose the Software License, the Airbus Software or any parts thereof to any third party without the prior written consent of the Licensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of an Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Airbus Software to the Licensee’s employees, such disclosure is permitted solely for the purpose for which the Airbus Software is supplied and only to those employees who need to know the same, v or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Licensee, provided that reasonable prior notice of the intended disclosure is provided to the Licensor.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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The obligations of the Licensee to maintain confidentiality shall survive the termination of this Software License for a period [***].

11.	ACCEPTANCE

On Board Certified Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

Software Products shall be deemed accepted upon delivery thereof unless otherwise specifically provided for in the Agreement.

12.	WARRANTY

12.1	On Board Certified Software

Any On Board Certified Software installed on board an Aircraft at Delivery thereof shall be deemed a Warranted Part for the purposes of Clause 12.1 of the Agreement and the relevant provisions of such Clause 12.1 shall be fully applicable to such On Board Certified Software.

12.2	Software Products

The Licensor warrants that Software Products are prepared in accordance with the state of art at the date of their conception and shall perform substantially in accordance with their functional and technical specifications current at the time of their delivery.

Should Software Products be found not to conform to their documentation, the Licensee shall notify the Licensor promptly, [***] delivery of Software Products, in such case, the exclusive liability of the Licensor shall be to take [***] steps to correct and/or replace Software Products [***]

12.3	The Licensor shall be relieved of any obligations under Articles 12.1 and 12.2 in case of:

(i)	Airbus Software defects or non-conformities caused by alterations or modifications to the Airbus Software carried out without the prior approval of the Licensor;

(ii)	Airbus Software defects or non-conformities caused by negligence of the Licensee or other causes beyond the Licensor’s reasonable control;

(iii)	Failure of the Licensee to install any Update in accordance with Article 8 hereof;

(iv)	Airbus Software defects or non-conformities caused by errors in or modifications of or Updates to operating systems, databases or other software or hardware with which the Airbus Software interfaces, where such elements have not been provided by the Licensor.

The Licensee shall be responsible for the cost and expense of any correction services provided by the Licensor as a result of any of the foregoing exclusions. Such correction services shall be subject to the then applicable commercial conditions.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12.4	EXCLUSIVITY OF WARRANTIES

AS BETWEEN THE LICENSEE AND THE LICENSOR, THIS ARTICLE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE LICENSOR, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE LICENSEE, WHETHER UNDER THIS SOFTWARE LICENSE OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRBUS SOFTWARE AND SERVICES DELIVERED BY THE LICENSOR UNDER THIS SOFTWARE LICENSE.

THE LICENSEE RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE LICENSEE FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS SOFTWARE LICENSE. THE LICENSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE LICENSOR AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRBUS SOFTWARE AND/OR SERVICES DELIVERED BY THE LICENSOR UNDER THIS SOFTWARE LICENSE, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRBUS SOFTWARE PROVIDED UNDER THIS SOFTWARE LICENSE;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRBUS SOFTWARE PROVIDED UNDER THIS SOFTWARE LICENSE;

(c)	LOSS OF PROFITS AND/OR REVENUES;

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS SOFTWARE LICENSE SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE LICENSOR AND THE LICENSEE. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THISARTICLE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

THE ABOVE LIMITATION WILL NOT BE INTERPRETED TO IMPAIR THE EXPRESS CONTRACTUAL WARRANTIES OR GUARANTEES GRANTED TO THE LICENSEE ELSEWHERE UNDER THIS SOFTWARE LICENSE OR TO RELIEVE THE LICENSOR OF ANY OF ITS EXPRESS CONTRACTUAL OBLIGATIONS UNDER THIS SOFTWARE LICENSE. THIS ARTICLE 12.4 SHALL NOT BE INTERPRETED TO IMPAIR ANY LICENSOR OR SUPPLIER.

FOR THE PURPOSE OF THIS ARTICLE 12.4, “LICENSOR” SHALL BE UNDERSTOOD TO INCLUDE THE LICENSOR AND ITS AFFILIATES EXCEPT FOR ANY AFFILIATE THAT IS A SUPPLIER AND IS PROVIDING A SEPARATE WARRANTY TO THE LICENSEE.

[***]

14.	EXCUSABLE DELAYS

14.1	The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery of any Airbus Software or Update due to causes reasonably beyond the Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier’s control or failure of the Licensee to comply with its obligations arising out of the present Software License.

14.2	The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Airbus Software or Update.

15.	TERMINATION

In the event of breach of an obligation set forth in this Software License by either the Licensor or the Licensee or failure to comply with the commercial conditions applicable to Airbus Software as set forth in the Agreement, [***], the non-breaching party shall be entitled to terminate this Software License.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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In the event of termination for any cause, the Licensee shall no longer have any right to use the Airbus Software and shall return to the Licensor all copies of the Airbus Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor shall be entitled [***].

16.	GENERAL PROVISIONS

16.1	This Software License is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software License.

16.2	In the event of any inconsistency or discrepancy between any term of this Software License and any term of the Agreement (including any other Exhibit or Appendices thereto), the terms of this Software License shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3	This Software License is subject to and construed and the performance thereof shall be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the laws of any other jurisdiction. All disputes arising in connection with this Software License shall be submitted to the competent courts of New York and the parties hereby agree to submit to the jurisdiction of those courts.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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PART 2

GENERAL TERMS AND CONDITIONS

OF

ACCESS TO

AND

USE OF

AIRBUSWORLD

This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Preamble

For the sole purposes of the General Terms and Conditions of Access to and Use of AirbusWorld (the “GTC”), the Buyer and the Seller hereby agree that in such GTC:

“The Seller” shall be referred to as AIRBUS S.A.S.,

“The Buyer” shall be referred to as “the Company”,

“The Agreement” shall have the meaning assigned thereto in the GTC.

1.1.1.1.1.1.1.1.1	For the sake of clarification, it is understood that the term “Agreement” as defined in the Clause 00B shall be referred to within the GTC with the meaning assigned thereto under the definition of “Contracts”

2.

3. GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF

4. AIRBUSWORLD

4.1 ARTICLE 1: DEFINITIONS

Administrator(s):	Company’s employee(s) appointed by the Company, entitled to represent the Company for and in the management of the Agreement and responsible for the compliance by the Designated Users and the Company’s employees with the Agreement.

Agreement	The agreement between the Parties shall be understood as including, in the following order of precedence, (i) Specific Terms and Conditions applicable to specific Services if any and to that extent only, (ii) these General Terms and Conditions, and any other relating functional or technical document agreed between the Parties, it being understood that, in the event of any inconsistency the former ranking document shall prevail over the following one(s) to the extent of such inconsistency.

AIRBUS S.A.S.	AIRBUS S.A.S, a French Société par Actions Simplifiée, with a share capital of Euros 2 704 375, registered with the Trade and Companies Registry of Toulouse (France) under n° 383 474 814 and whose registered office is located 1 Rond Point Maurice Bellonte, 31700 Blagnac, France

AIRBUS	Collectively AIRBUS S.A.S and the legal entities controlled by AIRBUS S.A.S, the term “control” meaning the direct or indirect ownership of at least fifty percent

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(50%) of the voting stocks in such legal entities.

AIRBUS Data	Any and all data, information and material made accessible and available by AIRBUS to the Company through AW.

AW	AirbusWorld, access to which may be given by AIRBUS S.A.S. to Designated Users of the Company

Company	The company entering into these General Terms and Conditions as identified on the execution page of this document.

Company Data	Any and all data, information and other material made accessible and available by the Company to AIRBUS through AW.

4.1.1

4.1.2 Contracts	Any and all present and future contracts, agreements or letters, the terms of which imply a commitment of the Company and/or AIRBUS other than related to the present Agreement, namely but without limitation: confidentiality agreements, exchanges in the course of a call for tender, contracts for the supply of services, procurement/sale agreements, aircraft purchase agreements, co-operation agreements, research contracts, maintenance contracts.

Data	Collectively the AIRBUS Data and the Company Data.

Databases	Any and all collections of independent works, data or other materials arranged in a systematic or methodical way and individually accessible by electronic or other means by the Company through AW.

Designated Users	Employees of the Company authorized by a Company Administrator to access and use AW.

Identification Codes	Confidential and personal identification codes attached to each Designated User and which formally identify each Designated User accessing and using AW.

Party or Parties	Individually or collectively AIRBUS S.A.S. and/or the Company.

Services	Any and all on line services made available to the Company through AW under the terms and conditions of the Agreement.

Specific Terms and Conditions	Terms and conditions under which AIRBUS S.A.S. grants access to specific Services to the Company.

System	Equipment (hardware, software, connections, etc) set up by AIRBUS S.A.S. and enabling AIRBUS S.A.S. to provide the Services on AW through the internet.

User Documentation	Documentation intended for the Administrators and Designated Users of AW describing the technical means enabling connection to the System and access to AW and providing information related to the use of AW and/or the Services. User

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Documentation may be modified from time to time by AIRBUS S.A.S and is available on AW.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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ARTICLE 2: PURPOSE / CONTRACTUAL DOCUMENTS

2.1	The purpose of these General Terms and Conditions is to define the terms and conditions under which AIRBUS S.A.S. authorizes the Company to access and use AW and to benefit from some of the Services offered through the latter.

2.2	Access to and use of certain Services may be subject to acceptance by the Company of Specific Terms and Conditions.

2.3	AW may be used by the Company for the purpose of exchanging information with AIRBUS and specifically for the performance of the Contracts. The Agreement shall not be construed as interfering with the terms and conditions of any such Contracts. The terms and conditions of the Contracts shall in any case prevail over the terms of the Agreement.

2.4	The Company and AIRBUS shall not exchange Data through AW that are not necessary for professional or business purposes as mentioned in Article 2.3. Activities directly or indirectly related to spamming are prohibited on AW.

2.5	Should there be a need for the Company to use AW in its quality of subcontractor of a supplier, a customer, or a co-contractor of AIRBUS (hereafter individually and collectively an “AIRBUS Co-contractor”), then the Company hereby guarantees that it is duly authorised by such AIRBUS Co-contractor to request from AIRBUS S.A.S. an access to AW and the use of the Services. The Agreement between AIRBUS S.A.S. and the Company is entered into for the sole purpose of the use of AW and shall in no event be construed as a change to the contracts entered into by AIRBUS and the AIRBUS Co-contractor and/or establish a direct contractual relationship between AIRBUS and the Company other than the Agreement.

ARTICLE 3: EXTENT OF ACCESS TO AND USE OF AW

3.1	AIRBUS S.A.S. grants to the Company, a worldwide, personal, non-exclusive and non-transferable right to access and use AW and the Services, pursuant to the terms and conditions of and for the duration of the Agreement. The Company shall not fully or partially assign, sublicense nor subcontract any of its rights and/or obligations under the Agreement [***]

3.2

No right other than that provided in Article 3.1 above is granted by AIRBUS S.A.S. to the Company under these General Terms and Conditions, and the Company shall not, directly or indirectly, without limitation, extract, reproduce, represent, adapt, modify and/or translate, all or part of

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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AW, the System and/or the Databases, nor create any derivative work therefrom, nor use any and/or all of the aforesaid elements for any purposes other than those agreed upon between the Parties.

3.3	AW, the System, the Databases and the AIRBUS Data shall remain the sole ownership of AIRBUS and/or its licensors.

ARTICLE 4: ADMINISTRATORS AND DESIGNATED USERS

4.1	AIRBUS S.A.S. shall propose on-line standard training for the Administrator on AW at AIRBUS S.A.S’ expense and AIRBUS S.A.S. shall make available appropriate documentation to the Designated Users.

4.2	The Company shall be solely responsible for the enforcement of the Agreement by its employees, including the Administrator(s) and the Designated Users. The Company shall ensure, at its own expense, that the Administrator(s) and the Designated Users are qualified and properly trained for the purpose of the performance of the Agreement.

4.3	The Company shall designate one Administrator. AIRBUS S.A.S. may, at its sole discretion and upon the Company’s request, authorise in writing the Company to designate additional Administrator(s), provided the Company defines non-overlapping areas and/or timeframes for each of the Administrators, e.g. for different branches or sites of the Company. It is understood that the Company shall be solely responsible in the event of inconsistent instructions received from the Administrators.

4.4	The Administrator(s) shall have the capacity to represent the Company with respect to the execution and performance of any contractual document related to the access, use and operation of AW.

4.5	The Administrator(s) shall appoint Designated Users among the employees of the Company. Each Designated User shall be provided with a personal and confidential Identification Code, at AIRBUS S.A.S.’ discretion, [***].

4.6	Each and every access, use and operation of AW with an Identification Code shall be deemed to have been made by the corresponding Designated User.

4.7	The Company shall ensure that:

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(I)	each Identification Code is used by the corresponding Designated User only and is personal to such Designated User;

(II)	each personal Identification Code shall not be communicated to any person other than the corresponding Designated User;

(III)	each Designated User accesses and uses AW in accordance with the specific rights he/she has been granted under the Agreement;

(IV)	no third party can access the Identification Codes or AW.

4.8	Should the Company become aware of any potential risk that Identification Code(s) could be or could have been disclosed to anyone other than the corresponding Designated User, then the Administrator(s) shall, without any delay, cancel the access to AW in respect of such Identification Code(s) and notify AIRBUS S.A.S. of such potential risk and of such cancellation of the Identification Code(s), notwithstanding AIRBUS S.A.S.’ rights to cancel such access.

4.9	The Company shall inform AIRBUS S.A.S., without any delay, of (i) any modification in the professional situation of the Administrator(s) and/or Designated Users, including without limitation leave or resignation from the Company, (ii) the termination/expiration of any or all of the Contracts (iii) the termination/expiration of any contract of the Company with an AIRBUS Co-contractor as referred to in Article 2.5 above. In any of such cases, the Company shall without delay cancel the access to AW for the corresponding Designated Users, notwithstanding AIRBUS S.A.S.’ rights to cancel such access.

4.10	Should any one of Designated Users and/or Administrators not comply with any provision of the Agreement and/or any applicable laws and regulations, or should AIRBUS S.A.S. fear that his/her access may possibly result in a breach of the Agreement, including but not limited to confidentiality and/or security provisions and/or result in an illegal situation, AIRBUS S.A.S. shall be entitled, at any time, without prejudice to its other rights and without prior notice [***]

ARTICLE 5: ACCESS REQUIREMENTS

5.1	The Company shall, at its own costs and under its sole responsibility and liability, procure, install and maintain the information technology equipment necessary to access the System and AW. The Company shall use all care and means available in the state of the art necessary to prevent intrusion of any third party and/or malicious codes into the System and/or AW.

5.2	The Company shall be responsible for obtaining and maintaining any relevant authorisations and/or accomplishing any and all relevant formalities necessary to have access to and benefit from AW as well as for performing its own obligations under the Agreement and/or any applicable laws and regulations.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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5.3	AIRBUS S.A.S. shall be entitled, without limitation for security purposes, to at any time modify or have the Company modify, the Identification Codes. Any modification of such Identification Codes shall be notified by the modifying Party to the other Party.

ARTICLE 6: CHARACTERISTICS AND AVAILABILITY OF AW

6.1	AIRBUS S.A.S. shall make its reasonable efforts to provide the necessary means in order to make AW accessible seven (7) days a week and twenty-four (24) hours a day. Should the access to or use of AW be disturbed, AIRBUS S.A.S. shall take all reasonable and proper steps to restore the access to or use of AW.

6.2	In this respect and without limitation, AIRBUS S.A.S. shall be entitled, at any time and without notification, to suspend, temporarily or permanently, access to all or part of AW:

(i)	in order to proceed with any maintenance of the System and/or updating of AW, the Databases and/or the Data;

(ii)	for security reasons;

(iii)	in order to comply with any regulatory constraints and/or court injunction or decision.

6.3	Should AIRBUS S.A.S. foresee that the unavailability of AW, in whole or in part, will exceed [***] , AIRBUS S.A.S. shall make reasonable efforts to inform as promptly as possible the Company, by whatever means, of such unavailability.

6.4	Without prejudice to any other provision of the Agreement, should the Company be unable for any reason to access AW for [***]

ARTICLE 7: CONFIDENTIALITY

4.1.3	7.1 Unless otherwise agreed upon in the Agreement and/or the Contracts, and unless the same information may be accessed in the freely accessible public area of AW, all information made available by the Company and AIRBUS to each other through AW shall be deemed confidential information and shall not be disclosed by the receiving party to any third party and shall not be used for any purpose other than those agreed upon by the Company and AIRBUS, even for the receiving party’s internal needs.

7.2	The Company hereby authorises AIRBUS to disclose such information within AIRBUS, provided the AIRBUS legal entities exchanging such information have entered with each other into a confidentiality agreement.

4.1.4

ARTICLE 8: EXCHANGE OF DATA

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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8.1	As part of the Services, AW enables the Company and AIRBUS to exchange or have access to the Data, for the purpose of collaboration between the Company and AIRBUS and/or performance of the Contracts.

8.2	The Company shall have the right to access to and use the AIRBUS Data, and AIRBUS shall have the right to access to and use the Company Data, solely to the extent defined in the Agreement and/or the Contracts.

8.3	Except as otherwise agreed in the Agreement and/or the Contracts, the Company and AIRBUS may, during the term of the Agreement, for internal use only, adapt, translate, make hard copies and/or numeric reproductions of the Data received from the disclosing party, for the sole purpose of the Agreement and of, as the case may be, the performance of the Contract(s) or the collaboration of the Company and AIRBUS. The Data received from the disclosing party, their hard copies and numeric reproductions, may be processed by and circulated worldwide only to the employees of the receiving party having a need to know the same for the purpose of the Agreement and of, as the case may be, the performance of the Contract(s) or the collaboration of the Company and AIRBUS.

8.4	The Company and AIRBUS shall ensure that all proprietary rights and confidentiality mentions stated on any original document are replicated on any reproduction made thereof. Any translation and/or adaptation shall expressly state that it is a derivative from the original document. The Company and AIRBUS shall refrain from removing and/or altering any of these mentions.

8.5	The Company shall take care and use all means available in the state of the art at any time of the Agreement in order to prevent the Company Data from creating permanent or temporary disturbance of the operation and/or the use of the System, AW and/or the Database.

8.6	The Company shall immediately notify AIRBUS S.A.S. of the occurrence or possible occurrence of any of the events referred to in Article 8.5 above. Should AIRBUS S.A.S. be aware of any of such aforesaid events, it shall be entitled, without notice and without prejudice to its other rights, to delete the implicated Company Data from the System.

8.7	Taking into account the electronic nature of the Data exchanged through AW, the Company and AIRBUS agree to give to such electronic exchanges the same probatory value as exchanges made by registered mail.

8.8	Should any creation or development be made by the Company when accessing and using AW and/or exchanging Data with AIRBUS, then the rights of each party on such creation or development shall be determined pursuant to the corresponding Contract or Specific Terms and Conditions, if any.

ARTICLE 9: PRIVACY

9.1	AIRBUS S.A.S. and, when applicable, the Company shall comply at all times with their obligations under any local law towards the relevant authority(ies) with regard to data protection principles, including any personal data files or personal data automated processing systems and shall inform each other of any information system evolution which could affect such obligations.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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9.2	The Company is hereby notified that AIRBUS may request personal data directly from the Administrator(s) and the Designated Users for accessing and using AW. The Company shall inform the Administrator(s) and the Designated Users (i) in accordance with applicable laws, and specifically with article 27 of the French law n°78-17 of January 6, 1978 when data are collected and/or processed in France, (ii) of the provisions of this Article 9 and their related rights.

9.3	The Company undertakes, according to article 27 of the French law n°78-17 of January 6, 1978, to inform the Administrator(s) and the Designated Users that:

(i)	failure to provide such data may prevent access to AW;

(ii)	such personal data shall be used by AIRBUS for the sole purpose of (a) security, operation and maintenance of AW and (b) the Services and/or communication to and information of the Administrator(s) and the Designated Users in respect of AW and the Services;

(iii)	such personal data may be transferred to AIRBUS service providers or other AIRBUS entities throughout the world; and

(iv)	they benefit from a right of access to and rectification of, their personal data archived by AIRBUS.

9.4	AW uses “cookies” (small data files transferred to computer hard drives for the sole purpose of recording computer connections to AW such as date, time, consulted pages, etc.). AIRBUS S.A.S. may access and record this information during Designated Users’ visits. The use of cookies is a prerequisite to the operation of AW and the Company recognizes that any Designated User exercising his/her right to disable cookies shall not have access to AW.

9.5	Personal data may be accessed by the Company, Administrators and/or Designated Users and, as the case may be, rectified upon written request to AIRBUS S.A.S, 1 Rond-Point Maurice Bellonte, 31707 Blagnac Cedex, France.

9.6	As the performance of the Agreement may imply cross-border transfer of personal data protected under New York law, the Company hereby declares that it is aware of (i) the Council of Europe Convention for the Protection of Individuals with regards to Automatic Processing of Personal Data, (ii) the European Directive n° 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data and the Company shall ensure that it remains aware of any further modification of the applicable laws in force and undertakes to respect the same.

ARTICLE 10: WARRANTY / LIABILITY

10.1	To the extent permitted by New York law, the Company acknowledges that AW, including any and all of its supporting elements and contents, i.e. without limitation the System, the Databases and, unless otherwise stated in the Contracts, AIRBUS Data, are provided “as is” and “as available”.

10.2	To the extent permitted by New York law, AIRBUS S.A.S. neither warrants nor represents, without limitation, that (i) AW, the System, the Services and/or the User Documentation will meet the Company’s requirements and expectations, nor will be uninterrupted, timely, secure or error-free, (ii) the results that may be displayed through AW, the Data, Databases and/or any material obtained through AW will be accurate, reliable or error free.

10.3	Access to and use of AW are therefore performed at the Company’s sole risk and the Company shall be solely responsible and AIRBUS S.A.S. shall not be liable for damages, on whatever grounds,

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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including third parties’ rights’ infringement, arising out or in connection with access, use, computer intrusion, security failure, or unavailability of the Services, AW and/or the materials contained therein or accessed there through. In no event, shall AIRBUS, their successive successors and assignees be liable for any damage, whether direct or indirect, such as but without limitation loss of data or of programs, loss of use, financial loss, any deterioration or infection by malicious codes of the Company’s information technology equipment (including but not limited to software, hardware, connections and/or any system or network).

10.4	Notwithstanding the preceding provisions, AIRBUS S.A.S. agrees to [***] Should any provision of the Agreement become prohibited or unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction, such provision shall, to the extent required by such law, be severed from the Agreement and rendered ineffective insofar as possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be waived, the Parties hereby agree that they shall waive such provisions to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be valid, binding and enforceable. The Parties agree to replace, as far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provision(s) of the Agreement shall not void or affect the validity of any other provision.

ARTICLE 11: DURATION / TERMINATION

11.1	These General Terms and Conditions shall enter into force on the date of their execution by both Parties. The entry into force or termination of these General Terms and Conditions shall not interfere in any way with the term of any Contracts in force.

The duration of any other contractual document entered into by the Parties as part of the Agreement shall be provided in the corresponding document. Should these General Terms and Conditions be terminated, all such documents shall, automatically and notwithstanding any other provision in the Agreement, be terminated concurrently therewith.

In the event of the Company being in breach any of its obligations under the Agreement, AIRBUS S.A.S. shall be entitled, without prejudice to any of its other rights and without prior notice, to immediately and automatically suspend access to AW or terminate all or part of the Agreement.

11.2	Upon termination, for whatever reason, of all or part of the Agreement, the Company shall immediately, at AIRBUS S.A.S.’ discretion, (i) cease to access to AW and/or the corresponding Service(s) and (ii) return or destroy, except in the event that a dispute arises or is raised between the Company and AIRBUS under the Agreement or the Contracts, the Identification Codes as well as all AIRBUS Data the Company may have held in the frame of the terminated part of the Agreement.

11.3	Should [***] then either Party may terminate the Agreement upon written notice to the other Party.

ARTICLE 12: MISCELLANEOUS

Airbus S.A.S. is entitled to assign all or part of its rights and/or obligations under the Agreement to any legal entity controlled by AIRBUS S.A.S.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Airbus S.A.S. is entitled to subcontract any of its obligations under the Agreement.

The Agreement shall not be modified except through a written amendment signed by the duly authorized representatives of both Parties.

ARTICLE 13: LAW – JURISDICTION

THE AGREEMENT IS GOVERNED [***] AND THE EXCLUSIVE JURISDICTION FOR ANY DISPUTE ARISING OUT OR IN CONNECTION WITH ITS EXISTENCE, VALIDITY, INTERPRETATION OR EXECUTION SHALL BE GIVEN TO [***] [***], WITH AIRBUS RESERVING THE RIGHT TO PETITION ANY OTHER COMPETENT COURT.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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PART 3

END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

1.	DEFINITIONS

For the purposes of this end-user sublicense agreement for Supplier Software (the “Software Sublicense”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Supplier Software.

“Permitted Purpose” means use of the Supplier Software by the Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Sublicensee” means the Buyer under the Agreement.

“Sublicensor” means the Seller under the Agreement as authorized by the Supplier to sublicense the Supplier Software to the operators of Airbus aircraft.

“Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding Supplier Software (or holding the right to authorize the Sublicensor to sublicense such Supplier Software) and having granted to the Sublicensor the right to sublicense such Supplier Software.

“Supplier Product Support Agreement” shall have the meaning set forth in Clause 12.3.1.3 of the Agreement.

“Supplier Software” means each of the Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications, enhancements or extensions thereto, as may be provided by the Supplier or the Sublicensor from time to time and the supply of which to the Sublicensee is governed by a Supplier Product Support Agreement. The Supplier Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. For the avoidance of doubt, this Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a partnumber (ii) third party software not provided under a Supplier Product Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the Supplier Software, if any, and it is hereby acknowledged and

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT I

agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Sublicensor disclaims any liability in relation to such open source software.

“Update(s)” means any update(s) or replacement(s) to the Supplier Software licensed hereunder, which the Sublicensor or the Supplier, at their discretion, make generally available to the Sublicensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Sublicensee in using the Supplier Software.

Capitalized terms used herein and not otherwise defined in this Software Sublicense shall have the meaning assigned thereto in the Agreement.

2.	LICENSE

In consideration of the purchase by the Sublicensee of the Aircraft, the Sublicensee is hereby granted [***], worldwide and non-exclusive right to use the Supplier Software, for a Permitted Purpose. Each Supplier shall remain the owner of all intellectual property rights in the Supplier Software. There shall be one Software Sublicense granted in respect of each Aircraft purchased by the Sublicensee.

The Sublicensee hereby acknowledges that it is aware that certain Supplier Software subject of this Software Sublicense may incorporate some third party software or open source software components. The Sublicensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Sublicensor through AirbusWorld.

3.	ASSIGNMENT AND DELEGATION

3.1	Assignment

The Sublicensee may, at any time, assign or otherwise transfer all or part of its rights under this Software Sublicense only as part of, and to the extent of, a sale, transfer or lease of any or all of the Aircraft to which the Supplier Software are related provided that the Sublicensee causes the assignee to agree to the terms of this Software Sublicense.

The Sublicensee shall assign a Software Sublicense for all Supplier Software installed on the sold, transferred or leased Aircraft and shall retain all other Software Sublicenses attached to any Aircraft that the Sublicensee continues to operate.

In the event of any such assignment or transfer, the Sublicensee shall transfer the copies of the Supplier Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies, this Software Sublicense, and if applicable, certificate(s) of authenticity), except as otherwise instructed by the Sublicensor.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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3.2	Delegation

Without prejudice to Article 10 hereof, in the event of the Sublicensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Sublicensee shall notify the Sublicensor of such intention prior to any disclosure of this Software Sublicense and/or the Supplier Software to such Third Party.

The Sublicensee hereby undertakes to cause such Third Party to enter into appropriate licensing conditions with the corresponding Supplier and to commit to use the Supplier Software solely for the purpose of maintaining the Sublicensee’s Aircraft and/or processing the Sublicensee’s data.

4.	COPIES

Use of the Supplier Software is limited to the number of copies delivered by the Sublicensor to the Sublicensee and to the medium on which the Supplier Software is delivered. No reproduction shall be made without the written consent of the Sublicensor, except that the Sublicensee is authorized to copy the Supplier Software for back-up and archiving purposes. Any copy the Sublicensor authorizes the Sublicensee to make shall be performed under the sole responsibility of the Sublicensee. The Sublicensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Sublicensee makes of the Supplier Software.

5.	TERM

Subject to the Sublicensee having complied with the terms of this Software Sublicense, the rights under this Software Sublicense shall be [***] in which case the license rights pertaining to such Aircraft shall be deemed terminated for such Aircraft on the date of the last operation thereof by the Sublicensee or any of its assignees, or (ii) the Agreement, this Software Sublicense or any part thereof, being terminated for any reason whatsoever, in which case the Sublicensee shall immediately cease to use the affected Supplier Software upon the effective termination date.

6.	CONDITIONS OF USE

The Supplier Software shall only be used for the Permitted Purpose.

The Sublicensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Supplier Software and all consequences, direct and indirect, relating to the use of such output and results. The Sublicensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Sublicensee expressly acknowledges that it will take all appropriate precautions for the use of the Supplier Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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EXHIBIT I

Under the present Software Sublicense, the Sublicensee shall:

a)	not permit any parent, subsidiary, affiliate, agent or other third party to use the Supplier Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Supplier Software or commercialization by merging the Supplier Software into another software or adapting the Supplier Software, without the prior written consent from the Supplier;

b)	do its utmost to maintain the Supplier Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Supplier Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Supplier Software has received appropriate training;

d)	use the Supplier Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)	except as permitted by [***], not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Supplier Software, nor integrate all or part of the Supplier Software in any manner whatsoever into another software product; nor create a software product derived from the Supplier Software save with the Supplier’s prior written approval;

f)	should the Sublicensor or the Supplier have elected to provide the source code to the Sublicensee, have the right to study and test the Supplier Software, under conditions to be expressly specified by the Sublicensor, but in no event shall the Sublicensee have the right to correct, modify or translate the Supplier Software;

g)	not attempt to discover or re-write the Supplier Software source codes in any manner whatsoever;

h)	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Supplier Software;

i)	not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Supplier Software, whether in whole or in part, for the benefit of a third party;

7.	TRAINING

In addition to the User Guide provided with the Supplier Software, training and other assistance shall be provided upon the Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Sublicensee of its sole responsibility with respect to the use of the Supplier Software under this Software Sublicense.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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8.	PROPRIETARY RIGHTS—RIGHT TO CORRECT AND MODIFY

8.1	The Supplier Software is proprietary to the Supplier and the Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this Software Sublicense. The copyright and all other proprietary rights in the Supplier Software are and shall remain the property of the Supplier.

8.2	The Supplier may correct or modify its Supplier Software from time to time at its sole discretion and the Sublicensee shall not undertake any correction or modification of the Supplier Software without the Sublicensor’s prior written approval.The Sublicensee shall install any Updates provided either by the Supplier or the Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the Sublicensee failing to install any such Update(s), both the Sublicensor and the Supplier shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Supplier Software.

9.	COPYRIGHT INDEMNITY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

10.	CONFIDENTIALITY

The Supplier Software, this Software Sub-license and their contents are designated as confidential. The Sublicensee undertakes not to disclose the Software Sub-license, the Supplier Software or any parts thereof to any third party without the prior written consent of the Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of the Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Supplier Software to the Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the Sublicensor.

The obligations of the Sublicensee to maintain confidentiality shall survive the termination of this Software Sublicense for a period of [***].

11.	ACCEPTANCE

Supplier Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12	WARRANTY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

As a result, THE SUBLICENSEE acknowledges that the transferable and enforceable warranties, OBLIGATIONS and LIABILITIES contained in the Supplier Product Support Agreement shall constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the Supplier Software.

Neither the Supplier nor the Sublicensor shall have any liability for data that is entered into the Supplier Software by the Sublicensee and/or used for computation purposes.

13 [***]

14	EXCUSABLE DELAYS

14.1	Neither the Sublicensor nor the Supplier(s) shall be responsible nor be deemed to be in default on account of delays in delivery of any Supplier Software or Updates due to causes reasonably beyond Sublicensor’s or its suppliers’ or subcontractors’ (including the Supplier) control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Sublicensee or the governments of the countries of Sublicensor or its subcontractors or its suppliers (including the Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier‘s (including the Supplier) control or failure of the Sublicensee or the Supplier to comply with its obligations arising out of the present Software Sublicense.

14.2	The Sublicensor shall, and/or shall cause the Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Sublicensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Supplier Software or Update.

15	TERMINATION

In the event of breach of an obligation set forth in this Software Sublicense by either the Sublicensor or the Sublicensee[***] the non-breaching party shall be entitled to terminate this Software Sublicense.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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In the event of termination for any cause, the Sublicensee shall no longer have any right to use the Supplier Software and shall return to the Supplier all copies of the Supplier Software and any relating documentation together with an affidavit to that effect.

16	GENERAL PROVISIONS

16.1	This Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software Sublicense.

16.2	In the event of any inconsistency or discrepancy between any term of this Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this Software Sublicense shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3	The Sublicensee acknowledges that the Supplier Software covered under the present Sub-license Agreement is also subject to the conditions relative to each Supplier Software set forth in the corresponding Supplier Product Support Agreement. In the event of any inconsistency between the terms of this Sub-license Agreement and the terms contained in the corresponding Supplier Product Support Agreement, the latter shall prevail to the extent of such inconsistency.

16.4	This Software Sublicense is subject to and construed and the performance thereof shall be determined in accordance with the laws in effect [***] without regard to conflict of laws principles that could result in the [***] All disputes arising in connection with this Software Sublicense shall be submitted to the [***] and the parties hereby agree to submit to the [***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 1

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA,

Avenida Calle 26

No. 59-15 Bogota,

Colombia

GRUPO TACA HOLDINGS LIMITED,

Winterbotham Place,

Marlborough and Queen Streets

P.O. Box N-3026 Nassau,

the Bahamas

Subject: COMMERCIAL CONCESSIONS

GRUPO TACA HOLDINGS LIMITED, AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA (jointly and severally referred to as the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320neo Family Purchase Agreement (the “Agreement”) dated as of event date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft under the terms and conditions in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 (the “Letter Agreement No1”) certain additional terms and conditions regarding the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°1 shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement N°1, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement N°1 shall be governed by all the provisions of the Agreement; as such provisions have been specifically amended pursuant to this Letter Agreement N°1. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement N°1 then the provisions of this Letter Agreement N°1 will govern.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 1

1	PURCHASE INCENTIVES

1.1	*** Credit Memorandum

The Seller shall grant to the Buyer, at ***, a credit memorandum (the “*** Credit Memorandum”) in an amount of, respectively:

***

The *** Credit Memorandum shall be applied, at the Buyer’s option, *** from the Seller.

The *** Credit Memorandum is expressed in *** shall be subject to revision up to the delivery date of the relevant Aircraft in accordance with the Airframe Price Revision Formula.

1.2	*** Credit Memorandum

*** Credit Memorandum”) in an amount of:

***

*** Credit Memorandum shall be applied, at the Buyer’s option, *** from the Seller.

*** Credit Memorandum is expressed in *** shall be subject to revision up to the delivery date of the relevant Aircraft in accordance with the Airframe Price Revision Formula. With respect to the *** Credit Memorandum, references to *** in the Airframe Price Revision Formula and in Clause 1.6.1 below shall be replaced by references to ***.

For the sake of clarity, the *** Credit Memorandum ***.

1.3	Airbus Training ***

1.3.2

1.4	*** Credit Memorandum

1.4.1	The Seller shall make available to the Buyer, ***, a credit memorandum (the “*** Credit Memorandum”) in a ***

The *** Credit Memorandum shall ***

1.5	*** Credit Memoranda

The Seller shall make available to the Buyer, *** credit memorandum (the “*** Credit Memorandum”) in ***

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 1

1.6	Price Revision ***

1.6.1	Notwithstanding the provisions of ***

2	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement N°1 is not transferable, and the Buyer’s rights under this Letter Agreement N°1 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement N°1 with respect to any Aircraft will be void and without effect.

3	CONFIDENTIALITY

This Letter Agreement N°1 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.15 of the Agreement.

4	COUNTERPARTS

This Letter Agreement N°1 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

5	INTERPRETATION AND LAW

THIS LETTER AGREEMENT N°1 SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute four (4) originals in the space provided below and return one (1) original of this Letter Agreement N°1 to the Seller.

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Title:
Title:
Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA.	GRUPO TACA HOLDINGS LIMITED

Name:	Name:
Title:	Title:
Signature:	Signature:

Date:

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 2

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA,

Avenida Calle 26

No. 59-15 Bogota,

Colombia

GRUPO TACA HOLDINGS LIMITED,

Winterbotham Place,

Marlborough and Queen Streets

P.O. Box N-3026 Nassau,

the Bahamas

Subject: MISCELLANEOUS

GRUPO TACA HOLDINGS LIMITED, AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA (jointly and severally referred to as the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320neo Family Purchase Agreement (the “Agreement”) dated as of event date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft under the terms and conditions in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 (the “Letter Agreement No2”) certain additional terms and conditions regarding the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°2 shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement N°2, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement N°2 shall be governed by all the provisions of the Agreement; as such provisions have been specifically amended pursuant to this Letter Agreement N°2. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement N°2 then the provisions of this Letter Agreement N°2 will govern.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 2

1	AMENDED PROVISIONS

1.1	Amended Clauses of the Agreement

The following clauses of the Agreement are hereby deleted in their entireties and replaced with the amended clauses set forth in the corresponding Appendixes attached hereto as detailed in the following table:

Clause of the Agreement	Appendix to this Letter Agreement No2 in which the amended Clause is set out
Clause 2	Appendix 2
Clause 5	Appendix 5
Clause 6	Appendix 6
Clause 7	Appendix 7
Clause 8	Appendix 8
Clause 9	Appendix 9
Clause 10	Appendix 10
Clause 11	Appendix 11
Clause 12	Appendix 12
Clause 13	Appendix 13
Clause 14	Appendix 14
Clause 15	Appendix 15
Clause 16	Appendix 16
Clause 17	Appendix 17
Clause 18	Appendix 18
Clause 19	Appendix 19
Clause 20	Appendix 20
Clause 21	Appendix 21

Note: there are no changes to Clauses 1, 3, 4, or 22 to the Agreement and therefore no Appendixes 1, 3, 4, or 22 to this Letter Agreement No 2.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 2

2	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement No 2 is not transferable, and the Buyer’s rights under this Letter Agreement No 2 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement No 2 with respect to any Aircraft will be void and without effect.

3	CONFIDENTIALITY

This Letter Agreement No 2 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.15 of the Agreement.

4	COUNTERPARTS

This Letter Agreement No 2 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

5	INTERPRETATION AND LAW

THIS LETTER AGREEMENT No 2 SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement No 2 to the Seller.

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Title:
Title:
Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA.	GRUPO TACA HOLDINGS LIMITED

Name:	Name:
Title:	Title:
Signature:	Signature:

Date:

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 2 to LETTER AGREEMENT N° 2

2	SPECIFICATION

2.1	Aircraft Specification

2.1.1	A319 Aircraft shall be manufactured in accordance with the A319 Specification;

A320 Aircraft shall be manufactured in accordance with the A320 Specification;

A321 Aircraft shall be manufactured in accordance with the A321 Specification.

2.1.2	Part [***], Part [***] and Part [***] of Appendix 3 shall include SCNs to increase the design weights set forth in the applicable Standard Specification to at least the design weights (Maximum Take-off Weight (“MTOW”) Maximum Landing Weight (“MLW”) and Maximum Zero Fuel Weight (“MZFW”)) set forth in the table below:

	MTOW	MLW	MZFW
A319 Aircraft	[***]	[***]	[***]
A320 Aircraft	[***]	[***]	[***]
A321 Aircraft	[***]	[***]	[***]

2.1.3	***

2.2	Specification Amendment

The Specification may be further amended following the execution of the Agreement in accordance with the terms of this Clause 2.2

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN). Each SCN shall be substantially in the form set out in Part [***] of Appendix B, and shall set out the SCN’s Aircraft embodiment rank and shall also set forth, in detail, the particular change to be made to the [***]. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, shall be specified in the SCN. [***]

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with the Agreement (“Development Changes”), as set forth in this Clause 2.2.2.

2.2.2.1	Manufacturer Specification Changes Notices

2.2.2.1.1	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B hereto

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 2 to LETTER AGREEMENT N° 2

and shall set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on [***]

2.2.2.1.2	[***]

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1.2 above, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.2.2.3	[***]

2.2.2.4	The Seller shall provide the Buyer with a milestone chart reflecting, in terms of minimum lead-times prior to delivery of the first Aircraft of a type, the dates when a mutual agreement shall be reached by way of execution of an SCN to integrate the Buyer specific features into the industrial process.

2.3	Propulsion Systems

2.3.1	The Airframe shall be equipped with either (i) a set of two (2) CFM INTERNATIONAL (“CFM”) LEAP Propulsion Systems or (ii) a set of two (2) PRATT & WHITNEY (“PW”) PW1100G-JM Propulsion Systems (the “Propulsion Systems”), as detailed below:

Aircraft	CFM	PW
A319 Aircraft	LEAP[***]	PW[***]
A320 Aircraft	LEAP[***]	PW[***]
A321 Aircraft	LEAP[***]	PW[***]

AET means Airbus Equivalent Thrust

2.3.2	The Buyer hereby confirms to the Seller that the Buyer has selected CFM Propulsion Systems for Batch 1 Aircraft.

With respect to Batch 2 Aircraft, Propulsions Systems shall be selected not later than *** prior to the [***] day of the Scheduled Delivery Period of the [***] Aircraft.

2.4	Customization

2.4.1	Customization Milestones Chart

Within a reasonable period [***] following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestones Chart”). The chart will set out the minimum lead times prior to the Scheduled Delivery

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Month of the Aircraft when a mutual agreement shall be reached (execution of a SCN) in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”. [***]

2.5	Propulsion Systems and BFE Concessions

Concessions which may be provided by the applicable Propulsion Systems Manufacturer and BFE Suppliers shall be negotiated directly between the Buyer and such Propulsion Systems Manufacturer and BFE Suppliers.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 5 to LETTER AGREEMENT N° 2

5	PAYMENT TERMS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments (PDPs), the Balance of the Final Price and any other amount due by the Buyer to the following account of the Seller:

Beneficiary Name:	AIRBUS
Account identification:	[***]
Bank:	[***]
SWIFT:	[***]
ABA:	[***]
[***]

or to such other account as may be designated by the Seller.

5.2	Commitment Fee

The Seller acknowledges that it has received from the Buyer the sum of [***] USD (USD [***]), which represents a non-refundable commitment fee of [***] USD (USD [***]) (the “Commitment Fee”) for each of the Batch 2 Aircraft. The Commitment Fee shall be credited against the Predelivery Payment [***] upon execution of this Agreement.

5.3	Predelivery Payments

5.3.1	The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price (“PDPRP”) of each Aircraft. Predelivery Payments are non-refundable. The PDPRP of an Aircraft is determined by the following formula:

[***]

5.3.2	Such Predelivery Payments shall be made in accordance with the following schedule:

[***]

PDP number	Due date	Amount
(1)	[***]	[***]
(2)	[***]

5.3.3

The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to [***] the obligation [***] to deduct [***] such Predelivery Payment from the Final Price when calculating the Balance of Final Price [***]. The Seller shall be

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally [***].

5.3.4	[***]

5.4	Balance of the Final Price

5.4.1	For each Aircraft, the Buyer shall pay to the Seller at the time set forth in Clause 9.2.1. an amount equal to (a) the Final Price less (b) the amount of Predelivery Payments received by the Seller for such Aircraft on or before the Delivery Date (the “Balance of the Final Price”).

5.4.2	The Seller’s receipt of the full amount of all PDPs and the Balance of the Final Price and any other amounts due under [***] are a condition precedent to the Seller’s obligation to deliver such Aircraft.

5.5	Other Amounts

Unless expressly stipulated otherwise, any other amounts [***] due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of the Final Price or, if invoiced after the Delivery Date, within [***] days after the invoice date.

5.6	Method of Payment; Payment in Full

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction, recoupment or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature [***] the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Overdue Payments

[***]

5.8	Taxes

[***]

5.9	Proprietary Interest

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Set-Off

[***]

5.11	Application of Payments

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 6 to LETTER AGREEMENT N° 2

6	MANUFACTURE PROCEDURE—INSPECTION

6.1	Manufacture Procedures

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

[***]

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorized representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe (each an “Inspection”) on the following terms and conditions;

(i)	any Inspection shall be conducted pursuant to the Seller’s system of inspection and the relevant Airbus procedures, as developed under the supervision of the [***] relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the Inspection;

(iii)	any Inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of the relevant inspection department personnel of the Seller, [***];

(iv)	the Inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such Inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the Inspections, [***], the Seller shall [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 7 to LETTER AGREEMENT N° 2

7	CERTIFICATION

[***]

7.1	Type Certification

The [***] Aircraft has been type certificated under EASA [***] procedures for certification in the transport category. [***]

7.2	Export Certificate of Airworthiness

[***]

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued [***] that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller shall make the required [***] modification and the parties hereto shall sign an SCN or MSCN in connection with such [***] modification.

7.3.2	The Seller shall as far as practicable, but at its sole discretion and without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the required [***] modifications referred to in Clause 7.3.1 shall be:

(i)	for the account of the Seller if the Change in Law became effective before the date of this Agreement [***]

(ii)	[***] shared equally between the Seller and the Buyer if the Change in Law becomes effective after the date of this Agreement [***]

7.3.4	Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems the costs related thereto shall be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller shall have no obligation with respect thereto. [***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 8 to LETTER AGREEMENT N° 2

8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a [***] technical acceptance process [***] (the “Technical Acceptance Process”). [***]

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date [***] after the date of the Seller’s notice under Clause 9.1.3;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight [***] the “Technical Acceptance Flight”) [***]

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process.

8.2.2	If the Buyer attends the Technical Acceptance Process, the Buyer;

(i)	shall [***] with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within [***]

(ii)	may have a maximum of [***] of its representatives (no more than [***] of whom shall have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	[***]

8.3	Certificate of Acceptance

[***] the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	[***]

8.5	Aircraft Utilization

The Seller shall, without payment or other liability, be entitled to use the Aircraft before Delivery as may be necessary to obtain the certificates required under Clause 7. Such use shall not relieve the Buyer of or otherwise in any manner affect its obligation to accept Delivery hereunder. [***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 9 to LETTER AGREEMENT N° 2

9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10, 11 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following scheduled delivery period (the “Scheduled Delivery Period”):

Aircraft Number	Aircraft Type	Scheduled Delivery Period
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33	[***]	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100 101 102 103 104 105 106 107 108 109 110 111 112 113 114

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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115 116 117 118 119 120 121 122 123 124 125 126 127 128 129 130 131 132 133

9.1.2	When a Scheduled Delivery Period of an Aircraft is a month, such month shall be, with respect to such Aircraft, the “Scheduled Delivery Month”. [***]

For the purpose of Clause 5.3 of the Agreement, until a Scheduled Delivery Month has been notified pursuant to [***] above, the Scheduled Delivery Month of an Aircraft shall be deemed (a) the [***] month of its Scheduled Delivery Period when such Scheduled Delivery Period is a [***], and (b) the [***] month of its Scheduled Delivery Period when such Scheduled Delivery Period is a [***].

9.1.3	[***].

9.2	Delivery Process

9.2.1	The Buyer shall, within [***] after the date on which the Aircraft is Ready for Delivery, sign the Certificate of Acceptance, pay the Balance of the Final Price, send its representatives to the Delivery Location, take Delivery of the Aircraft and fly the Aircraft away from the Delivery Location.

9.2.2

The Seller shall deliver and transfer [***] title to the Aircraft to the Buyer free and clear of all liens, claims, charges, security interests and all encumbrances of any kind whatsoever (except for any liens or encumbrances created by or on behalf of the Buyer) provided that (i)

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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the Balance of the Final Price and any other amounts [***] have been paid by the Buyer to the Seller and (ii) the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation [***] confirming transfer of [***] title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft shall pass to the Buyer at Delivery.

Delivery (“Delivery”) shall be deemed to have occurred when (i) and (ii) above have occurred; and the Seller has provided the Buyer with the Bill of Sale [***].

9.2.3	[***]

9.3	Fly away

9.3.1	The Buyer and the Seller shall co-operate to obtain any licenses [***] which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 10 to LETTER AGREEMENT N° 2

10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by the Seller in performance of this Agreement and that the Scheduled Delivery Periods or Scheduled Delivery Months, as applicable, are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, [***] including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, [***] with any applicable foreign or domestic governmental regulation or order, labor disputes [***] causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts, any delay caused directly or indirectly by the action or inaction of the Buyer and any delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to the Propulsion Systems or Buyer Furnished Equipment. Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	[***]

(ii)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(iii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder [***] as a result of such Excusable Delay;

(v)	[***]

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of [***] then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within [***] provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay [***]

10.3.2	If the Seller concludes that the Delivery of any Aircraft will be delayed for more than [***] due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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10.3.3	If this Agreement shall not have been terminated with respect to the delayed Aircraft during [***], then [***]

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer [***]. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft [***] may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month is to a month [***] then [***] unless:

(i)	the Buyer notifies the Seller within [***] that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month [***];

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that was subject to such Total Loss.

10.5	[***]

10.6	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 11 to LETTER AGREEMENT N° 2

11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within [***] (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss (a “Non-Excusable Delay”), then the Buyer shall have the right to claim, and the Seller shall pay [***].

The Buyer’s right [***] in respect of any Aircraft is conditional upon the Buyer submitting a claim in respect of [***] in writing to the Seller [***]

11.2	Renegotiation

If, as a result of a Non-Excusable Delay, Delivery does not occur within [***] the Buyer shall have the right, exercisable by written notice to the Seller [***], to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation shall not prejudice the Buyer’s right [***] in accordance with Clause 11.1.

11.3	Termination

If, as a result of a Non-Excusable Delay, Delivery does not occur within [***] and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.2, then both parties shall have the right exercisable by written notice to the other party, given [***], to terminate this Agreement in respect of the affected Aircraft. In the event of termination, [***]

11.4	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 12 to LETTER AGREEMENT N° 2

12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any [***] component, equipment, [***] accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated [***] that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such [***] items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent [***] (the “Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively [***] furnish to the Buyer’s account with the Seller a credit equal to [***] the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part [***].

12.1.4.2	In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, [***] correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that the Seller shall not [***] be deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction [***],

(ii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft [***].

12.1.4.3	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall [***] incurred by the Buyer in performing inspections of the Aircraft [***] to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin [***] to be performed within the Warranty Period;

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 12 to LETTER AGREEMENT N° 2

(ii)	the reimbursement [***] for any inspections performed [***],

(iii)	the labor rate for the reimbursement shall be the Inhouse Warranty Labor Rate [***].

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect [***] having become [***] within the Warranty Period;

(ii)	the Buyer having filed a Warranty Claim within [***]

(iii)	the Buyer [***] the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10;

(iv)	[***] from any act or omission of any third party;

(v)	the Seller having received a Warranty Claim complying with the provisions of Clause [***] below.

12.1.6	Warranty Administration

The warranties set forth in this Clause 12.1 shall be administered as hereinafter provided for in this Clause 12.1.6.

12.1.6.1	Claim Determination

[***]

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller [***]

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller [***]

12.1.6.4	On -Aircraft Work by the Seller

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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The condition which has to be fulfilled for on-Aircraft work by the Seller is that [***] the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled [***] the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim [***] by the Buyer under this Clause 12.1 shall contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date [***],

(h)	time since last shop visit at the date [***]

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at the date [***]

(k)	Warranty Claim number,

(l)	date of Warranty Claim, and

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,.

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond -Point Maurice Bellonte

B.P. 33

F -31707 BLAGNAC CEDEX

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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FRANCE

12.1.6.6	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)	[***] ;

(ii)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement thereof.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

[***]

12.1.6.7	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. [***]

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1. [***].

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts:

(i)	provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs [***];

(ii)	provided adequate facilities and qualified personnel are available to the Buyer; and

(iii)	provided repairs are performed in accordance with the Seller’s Technical Data or

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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written instructions; and

(iv)	[***].

12.1.7.3	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the[***] judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller [***] have the right to have a [***] present during the disassembly, inspection and testing of any Warranted Part claimed to be defective [***].

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

•	part numbers,

•	serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

•	total price of parts,

(c)	detailed number of labor hours,

(d)	Inhouse Warranty Labor Rate,

(e)	total claim value.

12.1.7.5	Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be the credit to the Buyer’s account of an amount

12.1.7.6	Limitation

[***]

12.1.7.7	Scrapped Material

The Buyer shall retain any defective Warranted Part [***] and any defective part removed

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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from a Warranted Part during repair for a period of [***]. Such parts shall be returned to the Seller [***].

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

[***], the warranties provided for in this Clause 12.1 for any Warranted Part shall [***], in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be [***].

If a defect is attributable to a [***] repair or [***] by the Buyer, a Warranty Claim with respect to such defect [***] notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part [***]

12.1.10	Accepted Industry Standard Practices - Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with [***] the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear or to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, (except [***] by the Seller or in a manner approved by the Seller);

(ii)	any Aircraft or component, equipment, accessory or part thereof [***]

(iii)	any component, equipment, accessory [***] part from which the trademark [***],

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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part or serial number or other identification marks have been removed.

12.1.11	LIMITATION OF LIABILITY

[***]

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined below) that did not result from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit F;

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

[***]

12.2.2	Periods and Seller’s Undertakings

[***] the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

•	design and furnish to the Buyer a correction for such Item having the Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts [***]), or

•	replace such Item.

12.2.3	Seller’s Participation in the Costs

[***]

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under [***].

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the [***] following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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[***] Item, [***] adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer shall keep the Seller [***] informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller [***]. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller;

(v)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within [***] after such breakage or defect becomes apparent, [***] breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller [***] sufficient detail [***] the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a [***] applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit [***]. If such a kit is so offered to the Buyer [***], then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	THIS SERVICE LIFE POLICY IS NOT A WARRANTY, PERFORMANCE GUARANTEE, OR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART.

THE SELLER’S OBLIGATION HEREUNDER IS TO FURNISH ONLY THOSE CORRECTIONS TO THE ITEMS OR PROVIDE REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2.

THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12.3	Supplier Warranties and Service Life Policies

Prior to [***] Delivery of the first Aircraft, the Seller shall provide the Buyer [***] pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. [***] Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreement” means an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	[***]

12.3.2.2	[***]

12.3.2.3	[***].

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller shall, if so requested by the Buyer, and without [***] charge to the Buyer [***], promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend [***]. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action [***].

12.4.2	Seller’s Responsibility

[***]

12.4.3	Supplier’s Responsibility

[***]

12.4.4	Joint Responsibility

[***]

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem [***]

12.4.5	[***]

12.4.6	General

12.4.6.1	All requests under this Clause 12.4 shall be directed to [***] the Seller [***].

12.4.6.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.6.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and Clause 22.12.

12.5	EXCLUSIVITY OF WARRANTIES

[***] THIS CLAUSE 12 [***] SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the non performance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non performance covered by this Clause 12, and the Buyer shall not have any right to require specific performance by the Seller.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

(i)	In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administer this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 13 to LETTER AGREEMENT N° 2

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against [***] of:

(i)	any [***] patent;

and

(ii)	any patent [***] and [***]

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall [***].

13.2.2	[***]

13.2.3	The Seller’s liability hereunder shall be conditional upon [***] timely compliance by the Buyer [***] with the terms of this Clause 13 and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 14 to LETTER AGREEMENT N° 2

14	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2	[***] of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of a block of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1.1 [***]. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing [***] customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided under this Agreement.

The customized Technical Data that are affected by this Clause 14.2.3 are:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

•	Aircraft Wiring Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, [***].

14.3.2	Buyer Furnished Equipment

14.3.2.1	[***]

14.3.2.2	[***].

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

[***]

14.3.2.4	The BFE Data shall be delivered in digital format [***] and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.5	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4	Supply

14.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	The Buyer shall not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3	Delivery

14.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to [***] as indicated by the Buyer.

14.4.3.2	[***] The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

14.4.3.3	The Technical Data shall be delivered according to a mutually agreed schedule [***]. The Buyer shall provide [***] notice when requesting a change to such delivery schedule.

14.4.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements for Technical Data. [***] quantities of such Technical Data shall be supplied by the Seller [***] at the Buyer’s named place of destination.

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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14.5	Revision Service

[***]

14.6	Service Bulletins (SB) Incorporation

[***]

14.7	Technical Data Familiarization

[***]

14.8	Customer Originated Changes (COC)

[***] (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller [***].

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

[***]

14.9	AirN@v Family products

14.9.1	[***] “AirN@v Family”).

14.9.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

•	AirN@v / Maintenance,

•	AirN@v / Planning,

•	AirN@v / Repair,

•	AirN@v / Workshop,

•	AirN@v / Associated Data,

•	AirN@v / Engineering.

14.9.3	The licensing conditions for the use of AirN@v Family integrated software shall be as set forth in Part 1 of Exhibit I to the Agreement, End-User License Agreement for Airbus Software.

14.9.4	[***]

14.10	On-Line Technical Data

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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14.10.1	The Technical Data [***] provided on-line shall be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”) [***]

14.10.2	[***]

14.10.3	Access to AirbusWorld will be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

14.10.4	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to [***]

14.10.5	Access to [***]

14.10.6	[***].

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software shall be [***] subject to the conditions of Part 1 of Exhibit I to the Agreement.

14.11	Waiver, Release and Renunciation

The Seller warrants [***]

14.12	Proprietary Rights

14.12.1	All proprietary rights [***], including but not limited to patent, design and copyrights, [***] shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, [***]

14.13	Performance Engineer’s Program

14.13.1	[***] “Licence for Use of Software”.

14.13.2	Use of the PEP shall be limited to [***] to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be [***] on board the Aircraft.

14.13.3	The license to use the PEP and the revision service shall be provided [***] for the duration of the corresponding Revision Service Period as set forth in Clause 14.5.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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14.13.4	At the end of such PEP Revision Service Period, the [***] shall be provided to the Buyer [***] set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

[***]

14.15	Confidentiality

14.15.1	The Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2	[***]

14.16	Transferability

[***]

ANY UNAUTHORIZED ASSIGNMENT, SALE, TRANSFER, NOVATION OR OTHER ALIENATION OF THE BUYER’S RIGHTS UNDER THIS CLAUSE 14 SHALL BE NULL AND VOID.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 15 to LETTER AGREEMENT N° 2

15	SELLER REPRESENTATIVE SERVICES

The Seller shall provide [***] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1	The Seller shall provide [***] to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s main base or such other locations as the parties may agree. [***]

15.1.2	[***]

15.1.3	[***]

15.1.4	[***]

15.1.5	Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6	[***].

15.2	Buyer’s Support

15.2.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide [***].

15.2.2	[***]

15.2.3	[***]

15.2.4	Should the Buyer request any Seller Representative referred to in Clause 15.1 above to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

15.2.5	[***].

15.2.6	[***]

15.3	Withdrawal of the Seller Representative

The Seller shall have the right [***] to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are [***] dangerous to their safety or health or prevent them from fulfilling their contractual tasks [***].

15.4	Indemnities

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 15 to LETTER AGREEMENT N° 2

APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder. For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of one hundred and thirty-three (133) Aircraft, unless otherwise specified.

1	The Seller shall provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for a total of [***].

2	For the sake of clarification, such Seller Representatives’ services shall include [***].

3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 16 to LETTER AGREEMENT N° 2

16	TRAINING AND AIDS

16.1	General

This Clause 16 covers the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.2	Scope

16.2.1	[***]

Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be held [***].

16.2.2	[***]

16.3	Training Organization / Location

[***]

16.3.2	[***]

16.3.3	Upon the Buyer’s request the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in [***].

16.3.4	[***]

16.4	Training Courses

[***]

16.4.2	[***]

16.4.2.1	Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer shall place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)	flight operations training courses as listed under Article 1 of Appendix A against any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)	maintenance training courses as listed under Article 3 of Appendix A against any

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 16 to LETTER AGREEMENT N° 2

maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, [***]

It is understood that the above [***] shall apply to the extent that training allowances granted under Appendix A remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses shall be submitted by the Buyer with a minimum [***] prior notice. The requested training shall be subject to the Seller’s then existing planning constraints.

[***]

16.4.3.1	[***]

16.4.3.2	[***]

16.4.3.3	[***]

16.5	Prerequisites and Conditions

[***]

16.6	Logistics

16.6.1	Trainees

[***]

16.6.2	Training at External Location

[***]

16.7	Flight Operations Training

[***]

16.7.1	Flight Crew Training Course

[***]

16.7.2	Flight Crew Line Initial Operating Experience

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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16.7.2.1	In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

[***]

16.7.3	Type Specific Cabin Crew Training Course

[***]

16.7.4.1	Performance / Operations Course

[***]

16.8	Maintenance Training

16.8.1	[***]

16.8.2	Practical Training on Aircraft

[***]

16.9	Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller will provide [***] to the Buyer a list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their [***] products.

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 16 to LETTER AGREEMENT N° 2

APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

The contractual training courses defined in this Appendix A shall be provided [***].

Notwithstanding the above, flight operations training courses granted per Aircraft in this Appendix A shall be provided by the Seller within [***].

Any deviation to said training delivery schedule shall be mutually agreed between the Buyer and the Seller.

For the avoidance of doubt, all quantities indicated below are the total quantities granted [***], unless otherwise specified.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)

The Seller shall provide [***] flight crew training including [***].

[***]

1.2	Flight Crew Line Initial Operating Experience

The Seller shall provide [***] to the Buyer pilot Instructor(s) for a period of [***].

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to [***] pilot Instructors.

1.3	Type Specific Cabin Crew Training Course

The Seller shall provide [***] to the Buyer type specific training for cabin crews for [***] of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.4	Airbus Pilot Instructor Course (APIC)

The Seller shall provide [***] to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, for [***] the Buyer’s flight instructors. APIC courses shall be performed in groups [***].

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer [***] of performance / operations training [***] for the

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Buyer’s personnel.

3	MAINTENANCE TRAINING

The Seller shall provide [***] to the Buyer [***] maintenance training for the Buyer’s personnel.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: [***].

4.2	For instruction outside of the Seller’s Training Centers: [***].

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), [***].

4.4	For practical training, whether on training devices or on aircraft, [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 17 to LETTER AGREEMENT N° 2

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller [***]

17.1.2	These agreements are based on the “World Airlines Suppliers Guide” [***] and include Supplier commitments as contained in the “Supplier Product Support Agreements” which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will [***].

17.1.2.2	[***]

17.1.2.3	[***] to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel.

17.1.2.4	[***] data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5	[***] service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall [***].

Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

[***]

17.3	[***]

17.4	Familiarization Training

Upon the Buyer’s request, the Seller shall provide the Buyer [***] with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module shall be further available through AirbusWorld, access to which shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”) [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 18 to LETTER AGREEMENT N° 2

18	BUYER FURNISHED EQUIPMENT

18.1	Administration

[***] the Seller shall [***] those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided [***].

18.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller shall be performed at the Buyer’s expense. The Buyer shall cause any BFE supplier approved under this Clause 18.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.2, the term “BFE Supplier” will be deemed to include Approved BFE Supplier.

18.1.3	The Seller shall advise the Buyer [***] of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, [***] the necessary interface documentation [***] to enable the development of the BFE Engineering Definition [***].

The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof [***].

The Seller shall also furnish in due time to the Buyer [***] a schedule of dates and [***] shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The [***] Buyer shall provide or cause the BFE Supplier to provide [***] by such dates in a serviceable condition, in order to allow performance of any assembly, [***] test, or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

18.1.4	The Buyer shall [***] provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH, works in HAMBURG

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(GERMANY) [***] field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

(i)	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

(ii)	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

(iii)	for major BFE, including, but not being limited to, seats and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

•	Preliminary Design Review (“PDR”),

•	Critical Design Review (“CDR”);

(iv)	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

(v)	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller will be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees will be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.5	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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18.1.6	The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system [***] without application of any French or German tax or customs duty, and shall be Delivered [***] according to the Incoterms [***]

Shipping Addresses:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

Or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129 HAMBURG

GERMANY

[***]

18.2	Aviation Authorities’ Requirements

[***]

18.3	Buyer’s Obligation and Seller’s Remedies

[***]

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE [***] shall be with the Seller for as long as [***].

18.5	Disposition of BFE Following Termination

If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, then:

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 19 to LETTER AGREEMENT N° 2

19	INDEMNITIES AND INSURANCE

The Seller and the Buyer shall each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller shall, except in the case of gross negligence or willful misconduct of the Buyer or Buyer’s directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the directors, officers, agents or employees of the Seller [***], or loss of, or damage to, property of the Seller or its [***] employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to [***]

19.2	Buyer’s Indemnities

The Buyer shall, except in the case of gross negligence or willful misconduct of the Seller or Seller’s directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Seller, its Affiliates, its subcontractors [***] and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)	claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees [***], or loss of, or damage to, property of the Buyer or its [***] employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives Services under Clause [***] or (ii) the provision of Aircraft Training Services to [***] the Buyer.

19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Clause 19 Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Clause 19 Indemnitor”), the Clause 19 Indemnitee shall promptly give notice to the Clause 19 Indemnitor and the Clause 19

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 19 to LETTER AGREEMENT N° 2

Indemnitor (unless otherwise requested by the Clause 19 Indemnitee) shall assume and conduct the defense, or settlement, of such claim or suit, as the Clause 19 Indemnitor shall deem prudent. Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Clause 19 Indemnitee and shall be followed by such cooperation by the Clause 19 Indemnitee as the Clause 19 Indemnitor or its counsel may reasonably request, at the expense of the Clause 19 Indemnitor.

If the Clause 19 Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Clause 19 Indemnitee shall have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and shall have a claim against the Clause 19 Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Clause 19 Indemnitor shall be deemed to have waived any objection or defense to the Clause 19 Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

[***] To the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer shall:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the [***] or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible shall be borne by the Buyer. The Buyer shall furnish to the Seller, not less than [***] prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of [***] prior written notice thereof to the Seller, and

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 19 to LETTER AGREEMENT N° 2

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 20 to LETTER AGREEMENT N° 2

20	EVENTS OF DEFAULT & REMEDIES

20.1	Events of Default

[***]

Each of the following will constitute a “Buyer Event of Default”:

(1)	The Buyer [***] commences in any jurisdiction any case, proceeding or other action with respect to the Buyer [***] or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

[***]

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer [***] or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [***], or the Buyer [***] makes a general assignment for the benefit of its creditors;

(3)	An action is commenced in any jurisdiction against the Buyer [***] seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [***].

(4)	The Buyer [***] becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 20.1 (1), (2) or (3).

(5)	The Buyer [***] is generally not [***], or is expected to be unable to, or [***], pay its debts as they become due.

(6)	The Buyer [***] commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or [***] all of its outstanding obligations or in preparation for a bankruptcy filing [***].

(7)	[***]

(8)	The Buyer defaults in its obligation to take delivery of [***] an Aircraft as provided in Clause 9.2.

[***]

20.2	Remedies [***]

If a Buyer Event of Default occurs, then the Buyer will be in material breach of this Agreement and [***] the Seller can elect any or all of the following remedies [***]:

(i)	suspend its performance under this Agreement with respect to any or all Aircraft;

(ii)	reschedule the Scheduled Delivery Period or Scheduled Delivery Month, as applicable, of any or all Aircraft remaining to be delivered under this Agreement [***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 20 to LETTER AGREEMENT N° 2

(iii)	[***] reschedule the date for performance by Seller under this Agreement with respect to any or all equipment, services, data and other items; and/or

(iv)	cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto [***].

[***]

20.3	[***]

20.4	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer shall furnish or cause to be furnished to the Seller the following [***]:

(a)	Annual Financial Statements. [***]

(b)	Quarterly Financial Statements. [***].

(c)	[***] Acceleration of other indebtedness. [***]

(d)	Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer [***], and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 20.6, (x) an “Authorized Officer” of the Buyer shall mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer, (y) “Subsidiaries” shall mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets [***].

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX 21 to LETTER AGREEMENT N° 2

21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations [***] under this Agreement to any person without the prior written consent of the other [***] party.

21.2	Assignments [***]

[***]

21.3	[***]

21.4	[***]

21.5	[***]

21.6	[***]

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any [***] Affiliate of the Seller at which or by whom the services to be performed under this Agreement shall be performed. Notwithstanding such designation, the Seller shall remain ultimately responsible for fulfilment of all obligations undertaken by the Seller in this Agreement.

21.7	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer.

21.8	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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LETTER AGREEMENT N° 3

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA,

Avenida Calle 26

No. 59-15 Bogota,

Colombia

GRUPO TACA HOLDINGS LIMITED,

Winterbotham Place,

Marlborough and Queen Streets

P.O. Box N-3026 Nassau,

the Bahamas

Subject: BACKLOG AIRCRAFT

GRUPO TACA HOLDINGS LIMITED, AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA (jointly and severally referred to as the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320neo Family Purchase Agreement (the “Agreement”) dated as of event date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft under the terms and conditions in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°3 (the “Letter Agreement No3”) certain additional terms and conditions regarding the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°3 shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement N°3, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement N°3 shall be governed by all the provisions of the Agreement; as such provisions have been specifically amended pursuant to this Letter Agreement N°3. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement N°3 then the provisions of this Letter Agreement N°3 will govern.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 3

1	BACKLOG A320ceo FAMILY AIRCRAFT

***

2	***

2.1	***

2.2	***

3	***

4	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement N°3 is not transferable, and the Buyer’s rights under this Letter Agreement N°3 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement N°3 with respect to any Aircraft will be void and without effect.

5	CONFIDENTIALITY

This Letter Agreement N°3 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.15 of the Agreement.

6	COUNTERPARTS

This Letter Agreement N°3 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

6	INTERPRETATION AND LAW

THIS LETTER AGREEMENT N°3 SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 3

If the foregoing correctly sets forth our understanding, please execute four (4) originals in the space provided below and return one (1) original of this Letter Agreement N°3 to the Seller.

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Title:

Title:

Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA.	GRUPO TACA HOLDINGS LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Date:

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 4

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA,

Avenida Calle 26

No. 59-15 Bogota,

Colombia

GRUPO TACA HOLDINGS LIMITED,

Winterbotham Place,

Marlborough and Queen Streets

P.O. Box N-3026 Nassau,

the Bahamas

Subject: ***

GRUPO TACA HOLDINGS LIMITED, AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA (jointly and severally referred to as the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320neo Family Purchase Agreement (the “Agreement”) dated as of event date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft under the terms and conditions in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°4 (the “Letter Agreement No4”) certain additional terms and conditions regarding the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°4 shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement N°4, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement N°4 shall be governed by all the provisions of the Agreement; as such provisions have been specifically amended pursuant to this Letter Agreement N°4. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement N°4 then the provisions of this Letter Agreement N°4 will govern.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 4

1	***

1.1	The Buyer shall ***

2	***

3	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement N°4 is not transferable, and the Buyer’s rights under this Letter Agreement N°4 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement N°4 with respect to any Aircraft will be void and without effect.

4	CONFIDENTIALITY

This Letter Agreement N°4 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.15 of the Agreement.

5	COUNTERPARTS

This Letter Agreement N°4 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

6	INTERPRETATION AND LAW

THIS LETTER AGREEMENT N°4 SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 4

If the foregoing correctly sets forth our understanding, please execute four (4) originals in the space provided below and return one (1) original of this Letter Agreement N°4 to the Seller.

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Title:

Title:

Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA.	GRUPO TACA HOLDINGS LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Date:

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 5

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA,

Avenida Calle 26

No. 59-15 Bogota,

Colombia

GRUPO TACA HOLDINGS LIMITED,

Winterbotham Place,

Marlborough and Queen Streets

P.O. Box N-3026 Nassau,

the Bahamas

Subject: ECAs

GRUPO TACA HOLDINGS LIMITED, AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA (jointly and severally referred to as the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320neo Family Purchase Agreement (the “Agreement”) dated as of event date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft under the terms and conditions in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°5 (the “Letter Agreement No5”) certain additional terms and conditions regarding the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°5 shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement N°5, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement N°5 shall be governed by all the provisions of the Agreement; as such provisions have been specifically amended pursuant to this Letter Agreement N°5. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement N°5 then the provisions of this Letter Agreement N°5 will govern.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 5

1	ECAs

As requested by the Buyer, the Seller shall ***

2	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement N°5 is not transferable, and the Buyer’s rights under this Letter Agreement N°5 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement N°5 with respect to any Aircraft will be void and without effect.

3	CONFIDENTIALITY

This Letter Agreement N°5 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.15 of the Agreement.

4	COUNTERPARTS

This Letter Agreement N°5 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

5	INTERPRETATION AND LAW

THIS LETTER AGREEMENT N°5 SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 5

If the foregoing correctly sets forth our understanding, please execute four (4) originals in the space provided below and return one (1) original of this Letter Agreement N°5 to the Seller.

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Title:

Title:

Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA.	GRUPO TACA HOLDINGS LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Date:

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 6

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA,

Avenida Calle 26

No. 59-15 Bogota,

Colombia

GRUPO TACA HOLDINGS LIMITED,

Winterbotham Place,

Marlborough and Queen Streets

P.O. Box N-3026 Nassau,

the Bahamas

Subject: *** GUARANTEES

GRUPO TACA HOLDINGS LIMITED, AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA (jointly and severally referred to as the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320neo Family Purchase Agreement (the “Agreement”) dated as of event date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft under the terms and conditions in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°6 (the “Letter Agreement No6”) certain additional terms and conditions regarding the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°6 shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement N°6, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement N°6 shall be governed by all the provisions of the Agreement; as such provisions have been specifically amended pursuant to this Letter Agreement N°6. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement N°6 then the provisions of this Letter Agreement N°6 will govern.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 6

0	DEFINITIONS

In the appendixes to this Letter Agreement No6, the word “Guarantees” and the word “Specification” shall have the meanings assigned thereto in each such appendix.

1	*** GUARANTEES

*** Guarantees for the Aircraft are set out in following appendixes attached hereto:

Aircraft	Weights	Propulsion Systems	Appendix

A319 Aircraft	***	***	Appendix 1

A319 Aircraft	***	***	Appendix 2

A320 Aircraft	***	***	Appendix 3

A320 Aircraft	***	***	Appendix 4

A321 Aircraft	***	***	Appendix 5

A321 Aircraft	***	***	Appendix 6

2	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement N°6 is not transferable, and the Buyer’s rights under this Letter Agreement N°6 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement N°6 with respect to any Aircraft will be void and without effect.

3	CONFIDENTIALITY

This Letter Agreement N°6 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.15 of the Agreement.

4	COUNTERPARTS

This Letter Agreement N°6 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

5	INTERPRETATION AND LAW

THIS LETTER AGREEMENT N°6 SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 6

If the foregoing correctly sets forth our understanding, please execute four (4) originals in the space provided below and return one (1) original of this Letter Agreement N°6 to the Seller.

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Title:

Title:

Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA.	GRUPO TACA HOLDINGS LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Date:

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Appendix 1 to the Letter Agreement N° 6

1	AIRCRAFT CONFIGURATION

The guarantees set forth in this Appendix 1 (the “Guarantees”) are applicable to the A319 Aircraft as described in the Standard Specification reference *** as amended by Specification Change Notices (SCN) for:

(i)	the installation of *** engines; and

(ii)	the selection of the following design weights:

Maximum Take-Off Weight (MTOW):	***
Maximum Landing Weight (MLW):	***
Maximum Zero Fuel Weight (MZFW):	***

without taking into account any further changes thereto as provided in the Agreement (the “Specification”).

2	GUARANTEED ***

***

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Appendix 2 to the Letter Agreement N°6

1	AIRCRAFT CONFIGURATION

The guarantees set forth in this Appendix 2 (the “Guarantees”) are applicable to the A319 Aircraft as described in the Standard Specification reference *** as amended by Specification Change Notices (SCN) for:

(i)	the installation of *** engines; and

(ii)	the selection of the following design weights:

Maximum Take-Off Weight (MTOW):	***
Maximum Landing Weight (MLW):	***
Maximum Zero Fuel Weight (MZFW):	***

without taking into account any further changes thereto as provided in the Agreement (the “Specification”).

2	GUARANTEED ***

2.1	***

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Appendix 2 to the Letter Agreement N°6

***

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Appendix 3 to the Letter Agreement N° 6

1	AIRCRAFT CONFIGURATION

The guarantees set forth in this Appendix 3 (the “Guarantees”) are applicable to the A320 Aircraft as described in the Standard Specification reference *** as amended by Specification Change Notices (SCN) for:

(i)	the installation of *** engines; and

(ii)	the selection of the following design weights:

Maximum Take-Off Weight (MTOW):	***
Maximum Landing Weight (MLW):	***
Maximum Zero Fuel Weight (MZFW):	***,

without taking into account any further changes thereto as provided in the Agreement (the “Specification”).

2	GUARANTEED ***

***

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Appendix 4 to the Letter Agreement N°6

1	AIRCRAFT CONFIGURATION

The guarantees set forth in this Appendix 4 (the “Guarantees”) are applicable to the A320 Aircraft as described in the Standard Specification reference *** as amended by Specification Change Notices (SCN) for:

(i)	the installation of *** engines; and

(ii)	the selection of the following design weights:

Maximum Take-Off Weight (MTOW):	***
Maximum Landing Weight (MLW):	***
Maximum Zero Fuel Weight (MZFW):	***,

without taking into account any further changes thereto as provided in the Agreement (the “Specification”).

2	GUARANTEED ***

***

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Appendix 5 to the Letter Agreement N°6

1	AIRCRAFT CONFIGURATION

The guarantees set forth in this Appendix 5 (the “Guarantees”) are applicable to the A321 Aircraft as described in the Standard Specification reference *** as amended by Specification Change Notices (SCN) for:

(i)	the installation *** engines; and

(ii)	the selection of the following design weights:

Maximum Take-Off Weight (MTOW):	***
Maximum Landing Weight (MLW):	***
Maximum Zero Fuel Weight (MZFW):	***,

without taking into account any further changes thereto as provided in the Agreement (the “Specification”).

2	GUARANTEED ***

2.1	***

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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Appendix 6 to the Letter Agreement N°6

1	AIRCRAFT CONFIGURATION

The guarantees set forth in this Appendix 6 (the “Guarantees”) are applicable to the A321 Aircraft as described in the Standard Specification reference *** as amended by Specification Change Notices (SCN) for:

(i)	the installation of *** engines; and

(ii)	the selection of the following design weights:

Maximum Take-Off Weight (MTOW):	***
Maximum Landing Weight (MLW):	***
Maximum Zero Fuel Weight (MZFW):	***

without taking into account any further changes thereto as provided in the Agreement (the “Specification”).

2	GUARANTEED ***

2.1	***

*** Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

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LETTER AGREEMENT N° 7

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA,

Avenida Calle 26

No. 59-15 Bogota,

Colombia

GRUPO TACA HOLDINGS LIMITED,

Winterbotham Place,

Marlborough and Queen Streets

P.O. Box N-3026 Nassau,

the Bahamas

Subject: ***

GRUPO TACA HOLDINGS LIMITED, AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA (jointly and severally referred to as the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an A320neo Family Purchase Agreement (the “Agreement”) dated as of event date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft under the terms and conditions in said Agreement.

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°7 (the “Letter Agreement No7”) certain additional terms and conditions regarding the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°7 shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement N°7, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement N°7 shall be governed by all the provisions of the Agreement; as such provisions have been specifically amended pursuant to this Letter Agreement N°7. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement N°7 then the provisions of this Letter Agreement N°7 will govern.

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LETTER AGREEMENT N° 7

1	SELLER ***

2	BUYER ***

3	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement N°7 is not transferable, and the Buyer’s rights under this Letter Agreement N°7 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement N°7 with respect to any Aircraft will be void and without effect.

4	CONFIDENTIALITY

This Letter Agreement N°7 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.15 of the Agreement.

5	COUNTERPARTS

This Letter Agreement N°7 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

6	INTERPRETATION AND LAW

THIS LETTER AGREEMENT N°7 SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

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LETTER AGREEMENT N° 7

If the foregoing correctly sets forth our understanding, please execute four (4) originals in the space provided below and return one (1) original of this Letter Agreement N°7 to the Seller.

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Title:

Title:

Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE	GRUPO TACA HOLDINGS LIMITED
AMERICANO S.A. AVIANCA.

Name:	Name:

Title:	Title:

Signature:	Signature:

Date:

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[***] [***] LETTER AGREEMENT

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA, (“Avianca”)

Avenida Calle 26

No. 59-15 Bogota,

Colombia

GRUPO TACA HOLDINGS LIMITED, (“GTH”)

Winterbotham Place,

Marlborough and Queen Streets

P.O. Box N-3026 Nassau,

the Bahamas

AVIANCA LEASING L.L.C., (“Avianca Leasing”)

160 Greentree Drive,

Suite 101,

CITY OF DOVER,

COUNTY OF KENT, DE 19904,

U.S.A.

AVIANCA HOLDINGS (“Avianca Holdings”)

Calle Aquilino de la Guardia No.8

Cuidad de Panama

Republica de Panama

Subject: [***]

Ladies and Gentleman:

On even date herewith, Avianca and GTH (jointly and severally, the “2015 Buyer”) and Airbus S.A.S. (the “Seller”) entered into an A320neo Family Aircraft Purchase Agreement (the “2015 Agreement”), which covers, among other things, the manufacture and the sale by the Seller and the purchase by the 2015 Buyer [***] the “2015 Aircraft”);

[***]

[***]This [***] “Letter Agreement”) [***] The Buyer and the Seller have agreed to set forth in this Letter Agreement [***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto (a) in the 2015 Agreement [***].

This Letter Agreement [***] a separate and independent contract [***].

(A)

[***]	If requested by the Buyer, the Seller shall [***] the Buyer [***] with a view to obtaining [***] for the acquisition of an [***] In this respect, the Seller and the Buyer shall need to co-operate closely to provide all necessary information as may be [***] Subject (i) to the [***]and (ii) to [***] in respect of an Aircraft as described hereafter may be granted to the Buyer (each such Aircraft hereafter referred to as a “Relevant Aircraft”).

[***]).

The terms and conditions [***]. Such terms and conditions are subject to amendment [***]. Upon request, the Seller will provide the Buyer with the latest version of [***] at the time.

(i)	2. [***]

In addition to [***] as described above, the Seller will [***]

3.	[***]

(ii)	Should [***] be available to the Buyer for any of the Aircraft, the Seller [***].

(iii)	Nothing in this Letter Agreement will be construed [***].

4.	Assignment

The Buyer shall not be entitled to assign, transfer, mortgage or pledge this Letter Agreement or any of its rights under this Letter Agreement without the prior written consent of the Seller.

5.	Confidentiality

This Letter Agreement is provided by the Seller and the Buyer [***] and is therefore considered by the Seller as [***] constituting confidential information.

[***]

The Buyer agrees that the provisions of this Letter Agreement are personal to it and that it will not disclose the existence or content of this Letter Agreement to any other party, [***] its legal advisers and to the Guarantor provided that such parties are bound by a professional duty of confidentiality or enter into confidentiality agreements with and satisfactory to the Seller before any such disclosure occurs; and

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(a)	any governmental authority to which the Buyer is obliged to disclose such information, any parties entitled to receive such information (pursuant to an order or relevant request of any court, legal or regulatory body having jurisdiction over the Buyer or otherwise in accordance with any obligation to disclose imposed by any applicable law) provided that:

(i)	the Buyer shall promptly notify the Seller prior to such disclosure;

(ii)	the parties shall work together to ensure the minimum amount of information required to comply with such public disclosure obligation is disclosed; and:

(iii)	the Buyer shall use its best endeavours to:

(B)	procure that the party to whom such information may be disclosed itself enters into confidentiality agreement (if it is not already bound by a duty of confidentiality) with the Seller and satisfactory to the Seller; or

(C)	obtain assurances from the party to whom such information may be disclosed that such information shall be treated in the utmost confidence.

Non-compliance by the Buyer with the terms of this Clause 5 shall give the Seller the right to cancel any financing support offered to the Buyer pursuant to this Letter Agreement.

6.	[***] with respect to the 2011 Aircraft only.

7.	Counterparts

I-	This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

II-	8. Notices

III-	All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier, express mail, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, express mail, certified air mail, the date upon which it is received by the addressee or, if given by facsimile, the date on which it is sent with a correct confirmation printout, provided that if such date is not a Business Day, notice shall be deemed to have been received on the first following Business Day and shall be deemed to be the effective date of such notice or request.

IV-	The Seller will be addressed to:

V-	Airbus S.A.S.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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VI-	1, Rond Point Maurice Bellonte

VII-	31707 Blagnac Cedex,

VIII-	France

IX-	Facsmile :

X-	Attention: Senior Vice President Contracts

XI-	The Buyer shall be addressed to:

XII-	Avianca (acting in its capacity as Agent under this Letter Agreement)

XIII-	Avenida Calle 26 No. 59-15

XIV-	Bogota, Colombia

XV-	Facsimile:

XVI-	Attention: Secretary General

XVII-	and

XVIII-	Avianca Holdings S.A.

XIX-	Calle Aquilino de la Guardia No.8

XX-	Cuidad de Panama

XXI-	Republica de Panama

XXII-	Facsimile:

XXIII-	Attention: Secretary

XXIV-	All communication, emails, notices and/or requests by Seller or its affiliates, agents or representatives shall be deemed to be received by any and all of Avianca, GTH and Avianca Leasing when received by the Agent, without any further action to be taken by the Seller.

XXV-	The Seller shall receive any communication, emails notices and/requests related to obligations under this Letter Agreement from the Agent and AVIANCA HOLDINGS only.

XXVI-	From time to time, the party receiving the notice or request may reasonably designate in writing another address or another person.

XXVII-	9. Waiver

XXVIII-	The failure of either party to enforce at any time any of the provisions of this Letter Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Letter Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement except to the extent provided in such express waiver.

XXIX-	10. Governing Law

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XXX-	THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

XXXI-	Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Letter Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Letter Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

XXXII-	THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

XXXIII-	The Buyer for itself and its successors and assigns hereby designates and appoints the Smith, Gambrell & Russell, LLP, and its successors, duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6.1 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments shall become effective without further action on the part of the appointee.

XXXIV-	EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT BY ANY PARTY OR PARTIES HERETO AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

XXXV-	11. Severability

XXXVI-	If any provision of this Letter Agreement should for any reason be held to be without effect, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Letter Agreement prohibited or unenforceable in any respect.

XXXVII-	12. Entire Agreement

XXXVIII-	This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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representations whatsoever, whether oral or written. This Letter Agreement shall not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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If the foregoing correctly sets forth your understanding, please execute five (5) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AVIANCA HOLDINGS S.A.	AVIANCA LEASING, LLC

Name:	Name:

Title:	Title:

Signature:	Signature:

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA.	GRUPO TACA HOLDINGS LIMITED

Name:	Name:

Title:	Title:

Signature:	Signature:

Agreed and Accepted

For and on behalf of

AIRBUS S.A.S.

Name:

Title:

Signature:

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Date:

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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APPENDIX A

GENERAL TERMS AND CONDITIONS

Capitalized terms used herein and not otherwise defined in this Appendix shall have the meanings assigned thereto in the Agreement [***]        [***]

1	Purpose [***]

(iv)	The [***] if the Buyer [***] if the [***] of the Relevant Aircraft.

(v)	[***]

[***]

[***]

(vi)	[***]

2	[***]

[***]

The Buyer may select from the following [***].

[***]

3	[***]

(i)	an aircraft invoice issued by the Seller and

(ii)	the Certificate of Acceptance

in each case in respect of the Relevant Aircraft duly signed by a representative of the Buyer

[***]

4	[***] [***]

5	[***]

6	[***] The Buyer shall be responsible for all legal expenses, professional fees as well as taxes and other costs arising out of or in connection with the [***]. All corporate and governmental approvals necessary for the performance of the Buyer’s obligations [***] shall be obtained by the Buyer [***].

[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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(D)	7 [***]

(E)	8 [***].

[***]

11	Miscellaneous

I.	11.1 The Buyer shall notify the Seller of its intention to [***] before the first day of the scheduled month of delivery of the relevant Aircraft [***]

II.	11.2 [***] [***] [***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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Exhibit

Form of Utilisation Notice

(F)	From: [***]

(vii)	To: AIRBUS S.A.S.

Attention:	Vice President Customer Finance

¿ 20[¿]

Dear Sirs

[***].

Yours faithfully

………………………………….

(G)	[***]

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

(H)	[***] AIRBUS S.A.S.

By:	By:

Its:	Its:

III.

[***] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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